UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3614

Oppenheimer Rochester Fund Municipals

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  December 31

Date of reporting period:  12/31/2016

Item 1. Reports to Stockholders.

Annual Report	12/31/2016

Oppenheimer Rochester® Fund Municipals

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	6.06%	1.02%	0.25%
5-Year	4.50	3.48	3.28
10-Year	3.58	3.08	4.25

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of February 9, 2017): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Ricardo Rosselló Nevares, who goes by Ricky Rosselló, was sworn in as the governor of Puerto Rico on January 2, 2017 and immediately signed several executive orders related to fiscal and economic conditions in the Commonwealth. The first order requires immediate reductions in the operating expenses of every government agency. Additionally, no vacancies can be filled, no new positions created and all agency-related travel must be pre-approved. Another order establishes the Federal Opportunities Center to help public agencies and non-profit community organizations obtain federal funds. The new governor has ordered the use of zero-base budgets beginning with fiscal 2018, which begins July 1, 2017; the creation of a new entity to expedite the approvals of permits and certifications for a variety of infrastructure projects, and the establishment of recruiting measures by government agencies “to increase the participation of women in management positions.”

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines established in the Puerto Rico Oversight, Management, and Economic Stability Act, aka PROMESA. The governor’s representative on the oversight board asked his fellow board members to give the governor until February 28 to submit his fiscal plan. The board was amenable but set some conditions, including “a commitment not to take more loans to provide short-term liquidity, develop a liquidity plan and provide further financial information, among others.” Simultaneously, the board told the governor that his plan had to make spending cuts and revenue increases of $4.5 billion a year. The governor rejected many of the board’s requests and asserted that the focus should be on economic growth, not increased taxation. At the end of the month, the board agreed to extend the deadline for submitting the fiscal plan, adjusted other deadlines related to the plan, set deadlines for a number of public agencies and authorities, and extended the stay on debt-related litigation through May 1, 2017. The oversight board also took issue in early February with the Legislature’s decision to hire a consultant.

Late in January, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, which had been slated to expire at the end of 2017, was the government’s biggest source of revenue in the five months ended November 30, 2016; first-half budget results (through December 2016) indicate that the Act 154 tax was 15.2% ($132.2 million) higher than had been projected. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which gave Gov. Alejandro García Padilla the power to suspend debt payments. The new act allows Gov. Rosselló to prioritize expenditures and explicitly states that it “is inappropriate

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to categorically prioritize the payment of non-debt expenditures over debt service.”

Puerto Rico continued to have a mixed record regarding debt payments. As expected, Puerto Rico failed to pay $358 million of interest on its general obligation (G.O.) bonds on January 3, but insurers wrapped nearly $54 million of this amount, according to The Bond Buyer. Meanwhile, securities backed by Puerto Rico’s sales and use tax (COFINAs) were paid in full on February 1 as were bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority) and PRHTA (its highways and transportation authority). According to Puerto Rico officials, the Government Development Bank failed to make a February 1 payment of $279 million, and other authorities – including the Public Finance Corporation and the Commonwealth’s infrastructure finance authority – also skipped their much smaller payments. The governor announced on February 9 that the $1.4 million interest payment that was due on G.O. bonds on February 1 would be paid from a Banco Popular account into which $146 million of “clawback” money had been deposited. The governor also said that a new trust account would be established for the sole purpose of making G.O. payments.

In other news, the governor signed legislation designed to expand the use of public-private partnerships by letting private sector companies come forward with proposals to help solve Puerto Rico’s problems. The law includes provisions to improve public pension balances. Forbearance agreements between the federal government and PRASA were extended, the governor’s transition committee issued a scathing report focused on the difference between the facts and the prior administration’s rhetoric, and a referendum that could set the stage for an eventual vote about statehood has been set for June 11.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester Fund Municipals continued to generate high levels of tax-free income during the most recent 12-month reporting period, despite post-Election Day volatility in the municipal bond market. As of December 31, 2016, the Class A shares provided a yield-driven, 12-month annual total return of 6.06% at net asset value (NAV) and a distribution yield of 5.48% at NAV. The Fund outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 581 basis points. The Fund’s NAV was the same on December 31, 2015 and December 31, 2016; tax-free income provided 100% of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) increased the Fed Funds target rate to the range of 0.50% to 0.75% at its December 2016 meeting. In addition to raising the benchmark for the first time in a year, the Fed increased its forecast to three rate hikes in 2017, from an earlier projection of two. One reason given for potential future rate hikes is to prevent rapidly falling unemployment rates and the inflation that could ensue as employers increase wages to attract available workers. In its meeting minutes, the FOMC

The average 12-month distribution yield in Lipper’s New York Municipal Debt Funds category was 3.19% at the end of this reporting period. At 5.48%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 229 basis points higher than the category average.

also stated that Donald J. Trump’s proposed fiscal stimulus carried “upside risks” for

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.48%
Dividend Yield with sales charge	5.22
Standardized Yield	4.79
Taxable Equivalent Yield	9.34
Last distribution (12/30/16)	$0.067
Total distributions (1/1/16 to 12/30/16)	$0.882

Endnotes for this discussion begin on page 21 of this report.

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stronger economic growth and inflation.

The rate was last increased in December 2015, after nearly 7 years of being held to a range of zero to 0.25%. At that time the Fed said it expected to raise the short-term Fed Funds rate four times in 2016. After the March 2016 meeting, the number of likely 2016 increases was halved. By way of explanation, Fed Chairman Janet Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

The FOMC asserted after its July 2016 meeting that another Fed Funds rate increase “was or would soon be warranted.” After the September 2016 meeting, Ms. Yellen noted that “discouraged workers on the sidelines were being drawn into an improving labor market, preventing the unemployment rate from dropping and holding down wage growth and inflation.”

The FOMC noted in a press release following the November 2016 meeting that “the labor market has continued to strengthen and growth of economic activity has picked up from the modest pace seen in the first half of this year.” However, despite these developments, the FOMC decided to wait for further evidence of continued progress toward its objectives.

In a news conference after the December 2016 meeting, Ms. Yellen cited the central bankers’ “confidence” in the economy’s progress and the “cloud of uncertainty”

about future economic policies. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On December 31, 2016, the yield curve for high-grade municipal bonds was higher than it had been on December 31, 2015. As prices fell, the median yield on 30-year, AAA-rated muni bonds stood at 3.17% on December 31, 2016, up 23 basis points from December 31, 2015. The median yield on 10-year, AAA-rated muni bonds was 2.38% on December 31, 2016, up 39 basis points from the December 2015 date, and the median yield on 1-year, AAA-rated muni bonds was 0.96%, up 56 basis points from the December 2015 date.

Early in 2016, New York State lawmakers reached an agreement for the fiscal 2017 budget, which began April 1, 2016. Included in the $155.6 billion budget were two of Gov. Andrew Cuomo’s signature issues: a $15 minimum wage and 12 weeks of paid time off for workers caring for newborns or sick relatives or dealing with military deployments. The new minimum wage will take effect by the end of 2018 for New York City workers at companies with more than 10 employees; the wage is slated to rise to $15 on Long Island and in Westchester County in about 6 years but will only reach $12.50 by 2021 for counties north of Westchester. There are

6        OPPENHEIMER ROCHESTER FUND MUNICIPALS

plans for income tax cuts for families earning less than $300,000, starting in 2018, and spending on public schools will total nearly $25 billion.

The spending plan also prioritizes infrastructure and transportation, designating funds for highways, bridges, rail and aviation over a 5-year period, with an additional $2 billion to permit the New York State Thruway Authority to freeze tolls on the Thruway’s 570-mile system through 2020. Additionally, the 2017 fiscal plan allocates $350 million for New York municipalities to upgrade and maintain drinking and wastewater infrastructure over a 2-year period.

Early in 2016, Gov. Cuomo announced a $100 billion capital program that will support efforts to rebuild LaGuardia Airport, Penn Station and the Tappan Zee Bridge. The replacement for the Tappan Zee Bridge (which the governor dubbed “The New NY Bridge”) has been partially funded from the billions in legal settlement funds collected from banks and insurance companies that had been accused of misconduct. The governor has allotted money in the past two state budgets to pay for the $4 billion span, which is expected to be completed in 2018. The New York State Thruway Authority supplemented its allocation from the settlement funds in May 2016, when it issued $850 million in general obligation (G.O.) bonds; it plans to use the proceeds for the Tappan Zee project and other expenses.

Tax collections through the first half of the state fiscal year fell $1.3 billion (3.5%) to $36.9 billion versus the same period a year ago as personal income tax receipts, the state’s largest source of revenue, lagged behind expectations, according to a November 2016 report by New York State Comptroller Thomas P. DiNapoli. Mr. DiNapoli also cautioned that the use of some settlement resources for ongoing spending and to boost the state’s bottom line may be obscuring New York’s true fiscal position.

In possibly one of the largest public-private partnership (P3) transportation projects in U.S. history, LaGuardia Airport’s $4 billion redevelopment plan was approved after achieving financing and a 34-year lease. The Port Authority of New York and New Jersey and its developer, LaGuardia Gateway Partners, said that travelers should expect a “substantial” completion by 2022.

Gov. Cuomo announced the $1.6 billion overhaul of New York City’s Penn Station in the third quarter of 2016, with a projected 2020 completion date. The plan includes construction of a new train hall with dining, retail and office space, and renovation of the underground maze of concourses. Penn Station has 650,000 daily passengers, three times what was expected when first designed.

The Dormitory Authority of the State of New York completed its largest offering for a private client in 72 years with an $829 million bond sale for New York University, according to The Bond Buyer. Proceeds from

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the June 2016 sale are expected to finance construction of the NYU School of Medicine’s Langone Science Building, an applied science center and a nanoscience laboratory in Brooklyn.

In September 2016, the New York Counties Tobacco Trust VI sold $161.15 million of tobacco settlement pass-through bonds, the first such issuance since 2005, and completed a $132.11 million bond exchange. The bonds, which are backed by proceeds paid to Broome, Dutchess, Onondaga, Rensselaer and Ulster counties under the tobacco Master Settlement Agreement (MSA), carry ratings from S&P Global Ratings (S&P) ranging from A for the shorter maturities to BBB on the longer end. These ratings, S&P said, considered the credit quality of the two largest participating tobacco manufacturers in the deal, Altria Group Inc. and Reynolds American Inc. In 2015, New York received a $550 million settlement from tobacco companies that had challenged earlier payment levels.

Also in September, the Metropolitan Transportation Authority (MTA), the largest mass-transit provider in the country, raised $1.06 billion through its first sale of bonds backed by the Hudson Yards development in Manhattan. The securities will be repaid by revenue from leases on parcels of land and from rents to be collected from projects that will be built to the west of Hudson Yards. The development currently includes an office building, two mixed-use residential towers and a retail center. The bonds were sold to retire short-term notes that provided financing for capital projects and to raise additional money for transportation infrastructure.

As of December 31, 2016, New York State’s G.O. bonds were rated Aa1 by Moody’s Investors Service and AA-plus by S&P and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The $83.46 billion New York City budget for the fiscal year 2017 remains balanced, according to Mayor Bill de Blasio and the November 2016 Financial Plan Update. The budget calls for $1 billion in savings in the next 2 fiscal years and $719 million in savings in fiscal years 2019 and 2020. Fund reserves are at an all-time high with $4 billion in the Retiree Health Benefit Trust, $1 billion in the General Reserve, and $500 million in the Capital Stabilization Reserve. Mayor de Blasio has also included a Citywide Savings Program as an update to the current budget.

The New York City Transitional Finance Authority came to market in February, March and April 2016 with more than $2 billion in municipal securities. New York City issued $800 million in G.O. refunding bonds in February 2016 and another $800 million 3 months later. In a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates.

At the beginning of December 2016, New York City came to market with more than

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$1 billion of G.O. bonds, including more than $800 million in tax-exempt bonds: The tax-exempt portion consists of $650 million to fund capital projects and $152 million to convert index rate bonds to fixed-rate bonds.

After almost 100 years, the $4.5 billion Second Avenue subway began service at 10:30pm on December 31, 2016. Gov. Andrew Cuomo and MTA officials took the historic first ride, an extension of the Q line, from a renovated station at 63rd/Lexington to new stations at 72nd, 86th and 96th streets. Phase 2 of the subway line, extending to 125th Street in Harlem, is included in the MTA’s 2015-2019 capital plan.

As of December 31, 2016, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Fund Municipals held more than 740 securities as of December 31, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The 12-month distribution yield at NAV of this Fund’s Class A shares was the second highest in Lipper’s New York Municipal Debt Funds category as of December 31, 2016, trailing only the 12-month distribution yield of this Fund’s Y shares. At 5.48% on that date, the 12-month distribution yield at NAV for this Fund’s Class A shares was 229 basis points higher than the category average, which was 3.19%.

During this reporting period, persistently challenging market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 7.9 cents per share at the outset of this reporting period, was reduced four times during this reporting period. It was changed to 7.7 cents per share beginning with the February 2016 payout, to 7.4 cents per share in June 2016, to 7.1 cents per share beginning with the August 2016 payout and to 6.7 cents per share in November 2016. In all, the Fund distributed 88.2 cents per Class A share this reporting period.

Nonetheless, the tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 9.34%, based on the Fund’s standardized yield as of December 31, 2016 and the top

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The Rochester Portfolio Management Team

Scott Cottier, CFA Team Leader and Senior Portfolio Manager	Troy Willis, JD, CFA Team Leader and Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager	Michael Camarella, CFA
Senior Portfolio Manager

Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA
Portfolio Manager

federal and New York income tax rates for 2016. For high-income taxpayers in New York City, the amount was comparable to a taxable investment with a yield of 9.80%. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income bonds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 21.2% of the Fund’s total assets (22.0% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the MSA and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings include G.O. securities, which are backed by the full faith and taxing

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The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit Research	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer, CFA	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Credit Analyst	Credit Analyst

11        OPPENHEIMER ROCHESTER FUND MUNICIPALS

authority of state and local governments, and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. In aggregate, the Fund’s holdings of bonds issued in Puerto Rico contributed positively to the Fund’s total return during this reporting period.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico are insured. In some cases, the debt-service obligations on insured securities were paid in full or in part by the insurer. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments covered below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

Among the more significant developments were the U.S. Supreme Court’s ruling in June that Federal law preempts Puerto Rico from enacting its own bankruptcy laws. The Court invalidated the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the Recovery Act), which would have enabled Puerto Rico to restructure the debt of its public utilities under the supervision of a Commonwealth court.

Investors may recall that Oppenheimer Rochester and Franklin Templeton filed suit immediately after the passage of the Recovery Act, challenging the legislation that was designed to allow PREPA (the Commonwealth’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt. In 2015, a federal judge ruled that the “Recovery Act” violated the U.S. Constitution and was invalid, and 5 months later, a federal appeals court unanimously affirmed the judge’s decision.

We are pleased that the U.S. Supreme Court upheld the lower courts’ decisions. We are long-term investors in Puerto Rico, and we are working constructively with a range of stakeholders to help return Puerto Rico to a sustainable financial footing.

Also during the reporting period, President Barack Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA, which requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, to deliver audited financial results in a timely fashion, and to regain access to financial markets.

We note that PROMESA – which was passed with rare bipartisan support – tries to balance the interests of many stakeholders. We were pleased that a federal control board was established. As the fiscal turnarounds of New York City and Washington, D.C. demonstrate,

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a responsible control board can guide a troubled municipality to a stronger future. The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

The new law also called for the establishment of a Congressional Task Force on Economic Growth for Puerto Rico. The task force’s initial status report voiced concerns about “the relative lack of reliable data pertaining to certain aspects of the economic, financial, and fiscal situation in Puerto Rico.” In its year-end report, the task force reached bipartisan recommendations on various measures for Puerto Rico’s economic growth, including an “equitable and sustainable legislative solution to the financing of Puerto Rico’s Medicaid program” by early 2017.

Puerto Rico issuers had a mixed record throughout this reporting period, making some payments on time and in full while defaulting on others. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due then and as expected, Puerto Rico made its February 1, 2016 payment on its COFINA bonds, which are backed by sales tax revenues. However, shortly after PROMESA was signed, Puerto Rico announced its plans regarding its July 1, 2016 debt-service obligations. As had been hinted, the Government Development Bank of Puerto Rico (GDB) announced on July 1, 2016 that it would fail to make a $779 million payment on its G.O. debt. Other PR issuers also defaulted, but in all, the Commonwealth and its instrumentalities paid nearly $1.1 billion of the approximately $2 billion in principal and interest payments that were due July 1, 2016.

It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision also delayed Puerto Rico’s transition to a value-added tax (VAT), originally slated to begin April 1.

In early April, Gov. Alejandro García Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including G.O. securities and COFINAs. The proposal passed the Puerto Rico Congress and was immediately signed into law. The governor declared a state of emergency for the GDB, halting payments to all but “essential services.” Things heated up when the governor announced that he had signed an executive order on April 30 to

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declare a moratorium on part of the GDB’s debt.

In other news, PREPA, the Commonwealth’s electric utility authority, and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring agreement whose terms were agreed on in September 2015.

PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors.

A number of nationally recognized statistical rating organizations (NRSROs) issued additional downgrades on some Puerto Rico bonds during this reporting period.

Midway through this reporting period, Puerto Rico’s governor signed a budget for fiscal 2017, which began July 1, 2016. While smaller than the $9.8 billion budget for fiscal 2016, the size of the new budget was a point of contention, with the government saying it’s a $9 billion budget while the minority leader of the Puerto Rico House says spending will total $9.6 billion once various ancillary budget bills are signed. Revenues for fiscal 2016, meanwhile, totaled $9.2 billion, less than had been anticipated but more than had been collected in fiscal 2015.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

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Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 15.3% of the Fund’s total assets (15.9% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full, and the sector contributed positively to the Fund’s performance.

The Fund’s holdings in municipal bonds issued by utilities represented 15.2% of total assets (15.8% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 9.7% of total assets (10.0% of net assets), sewer utilities with 3.8% of total assets (3.9% of net assets), and water utilities with 1.8% of total assets (1.8% of net assets) as of December 31, 2016. Our holdings in these sectors include insured securities issued in New York State and Guam as well as securities issued by PREPA and PRASA. All utilities sectors were positive contributors to Fund performance this reporting period.

The sales tax sector represented 10.7% of the Fund’s total assets (11.1% of net assets) as of December 31, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. Some bonds in this sector were issued in Puerto Rico, with two bonds issued in Guam and three issued in the U.S. Virgin Islands. This sector was a detractor from Fund performance this reporting period.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. On December 31, 2016, 8.9% of the Fund’s total assets (9.2% of net assets) were invested in the marine/aviation facilities sector. The sector included one bond issued in Puerto Rico and two in the Northern Mariana Islands, and it contributed positively to Fund performance.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 6.3% of total assets (6.5% of net assets) as of December 31, 2016. The bonds in this sector are used to build and maintain roadways and highway amenities and some were issued in Puerto Rico with one bond issued in the U.S. Virgin Islands. The sector contributed positively to Fund performance.

G.O. securities comprised 5.1% of total assets (5.3% of net assets) as of December 31,

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2016. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various New York municipalities, as well as bonds issued in the Commonwealth of Puerto Rico and the Northern Mariana Islands. In this Fund, some of the G.O.s issued by Puerto Rico are insured; while they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe. This sector was a positive contributor to Fund performance this reporting period.

As of December 31, 2016, 4.5% of the Fund’s total assets (4.7% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector, some of which were invested in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. This sector contributed positively to fund performance this reporting period.

The Special Tax represented 4.4% of the Fund’s total assets (4.5% of net assets) at the end of this reporting period. The sector, which consists of bonds backed by various taxes and included several issued in Puerto Rico and the U.S. Virgin Islands, detracted from Fund performance this reporting period.

As of December 31, 2016, the Fund was invested in the hospital/healthcare sector, which represented 3.9% of total assets (4.1% of net assets). Most of the Fund’s holdings in this sector are investment grade though the Fund also invests across the credit spectrum in this sector. Several bonds in this sector were issued in Puerto Rico, and the sector contributed positively to Fund performance this reporting period.

Many sectors in which the Fund maintained relatively smaller investments as of December 31, 2016 also contributed positively to the Fund’s performance: Investors benefited this reporting period from the Fund’s holdings in sectors focused on real estate, municipal leases, government appropriations, not-for-profit organizations, multifamily housing, tax increment financing (TIF) and education, among others. Government appropriation held one bond issued in Puerto Rico, the education sector held two bonds issued in Guam and most of the municipal leases bonds were issued in Puerto Rico.

Diversified financial services detracted from the Fund’s performance this reporting period. The Fund’s holdings in this sector were relatively small as of December 31, 2016.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and, in aggregate, contributed positively to this Fund’s total return. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain

16        OPPENHEIMER ROCHESTER FUND MUNICIPALS

market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of December 31, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

17        OPPENHEIMER ROCHESTER FUND MUNICIPALS

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

18        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	15.3%
Sales Tax Revenue	10.7
Electric Utilities	9.7
Marine/Aviation Facilities	8.9
Highways/Commuter Facilities	6.3
General Obligation	5.1
Higher Education	4.5
Special Tax	4.4
Hospital/Healthcare	3.9
Sewer Utilities	3.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	7.4%	0.3%	7.7%
AA	25.3	0.0	25.3
A	12.2	0.1	12.3
BBB	8.4	5.0	13.4
BB or lower	33.1	8.2	41.3
Total	86.4%	13.6%	100.0%

The percentages above are based on the market value of the securities as of December 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

19        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Performance

DISTRIBUTION YIELDS

As of 12/31/16

	Without Sales Charge	With Sales Charge
Class A	5.48%	5.22%
Class B	4.39	N/A
Class C	4.40	N/A
Class Y	5.66	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 12/31/16

Class A	4.79%
Class B	4.17
Class C	4.18
Class Y	5.17

TAXABLE EQUIVALENT YIELDS

As of 12/31/16

Class A	9.34%
Class B	8.13
Class C	8.15
Class Y	10.08

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (RMUNX)	5/15/86	6.06%	4.50%	3.58%
Class B (RMUBX)	3/17/97	5.17	3.59	3.01
Class C (RMUCX)	3/17/97	5.18	3.60	2.69
Class Y (RMUYX)	4/28/00	6.22	4.64	3.73

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/16
	Inception Date	1-Year	5-Year	10-Year
Class A (RMUNX)	5/15/86	1.02%	3.48%	3.08%
Class B (RMUBX)	3/17/97	0.17	3.27	3.01
Class C (RMUCX)	3/17/97	4.18	3.60	2.69
Class Y (RMUYX)	4/28/00	6.22	4.64	3.73

20        OPPENHEIMER ROCHESTER FUND MUNICIPALS

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.067 paid on December 30, 2016, which included the amounts that were set to be accrued on December 31, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on December 30, 2016; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0537, $0.0537 and $0.0692, respectively, and on the corresponding net asset values on December 30, 2016; the B, C and Y shares were

21        OPPENHEIMER ROCHESTER FUND MUNICIPALS

paid on December 30, 2016, and included the amounts set to be accrued on December 31, 2016.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended December 31, 2016 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on December 30, 2016. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s New York Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 96 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal and New York tax rate of 48.7% (51.1% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

22        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

23        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016

Class A	$1,000.00	$ 980.70	$ 5.19

Class B	1,000.00	976.50	9.59

Class C	1,000.00	976.50	9.49

Class Y	1,000.00	981.50	4.44

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.91	5.29

Class B	1,000.00	1,015.48	9.77

Class C	1,000.00	1,015.58	9.67

Class Y	1,000.00	1,020.66	4.53

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios

Class A	1.04%

Class B	1.92

Class C	1.90

Class Y	0.89

25        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS December 31, 2016

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—104.6%
New York—78.1%
$605,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900%		07/01/2021	$604,988
8,165,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875		07/01/2041	8,708,462
1,315,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625		07/01/2031	1,403,605
1,525,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375		07/01/2026	1,636,218
350,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000		05/01/2030	403,536
350,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000		05/01/2031	402,619
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000		05/01/2032	229,022
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000		05/01/2027	351,288
400,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000		05/01/2028	463,768
550,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000		05/01/2029	634,458
500,000	Albany, NY IDA (Albany Rehabilitation)[1]	8.375		06/01/2023	500,805
1,350,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2032	1,159,272
900,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2037	741,168
3,125,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2027	2,845,500
1,760,000	Albany, NY IDA (Sage Colleges)[1]	5.300		04/01/2029	1,591,568
305,000	Albany, NY Parking Authority	1.232	[2]	11/01/2017	300,428
4,180,000	Amherst, NY IDA (Beechwood Health Care Center)[1,3]	5.200		01/01/2040	4,078,677
150,000	Blauvelt, NY Volunteer Fire Company[1]	6.250		10/15/2017	150,133
2,735,000	Brookhaven, NY IDA (Enecon Corp.)[1]	6.300		11/01/2033	2,594,886
1,235,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250		11/01/2036	1,346,854
11,605,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000		07/15/2042	12,571,813
2,500,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000		07/15/2030	2,811,800
1,770,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375		10/01/2041	1,952,788
870,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000		10/01/2031	995,402
500,000	Buffalo & Erie County, NY Industrial Land Devel. (CathHS/KMHosp/SOCHOB Obligated Group)[1]	5.250		07/01/2035	549,970
210,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000		07/01/2031	238,447
245,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000		07/01/2032	277,019
300,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000		07/01/2029	343,527
150,000	Buffalo, NY Municipal Water Finance Authority[1]	5.000		07/01/2030	170,919
2,100,000	Build NYC Resource Corp. (Chapin School)[1]	5.000		11/01/2026	2,537,556
500,000	Build NYC Resource Corp. (New York Methodist Hospital)[1]	5.000		07/01/2030	557,670

26        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,100,000	Build NYC Resource Corp. (New York Methodist Hospital)[1]	5.000%		07/01/2026	$1,255,562
3,250,000	Build NYC Resource Corp. (Pratt Paper)[1]	5.000		01/01/2035	3,416,367
1,500,000	Build NYC Resource Corp. (Pratt Paper)[1]	4.500		01/01/2025	1,566,915
860,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000		08/01/2032	944,590
2,870,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.750		11/01/2030	2,902,029
1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)[1]	5.000		05/01/2040	1,109,210
510,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000		05/01/2030	560,505
540,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000		05/01/2031	591,840
250,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000		05/01/2039	264,930
200,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000		05/01/2034	213,908
525,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.450		09/15/2019	525,541
105,000	Chautauqua, NY Utility District[1]	5.000		06/01/2025	105,162
95,000	Chautauqua, NY Utility District[1]	5.000		06/01/2023	95,162
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	5.000		07/01/2033	1,517,197
595,000	Chemung County, NY IDA (Hathorn Redevel. Company)[3]	4.850		07/01/2023	596,547
845,000	Clifton Springs, NY Hospital & Clinic[1,3]	8.000		01/01/2020	826,587
2,335,000	Dutchess County, NY IDA (Marist College)[1]	5.000		07/01/2036	2,597,921
3,680,000	Dutchess County, NY Local Devel. Corp. (Health Quest System/PHCtr/NDH/VBHosp Obligated Group)[1]	5.000		07/01/2027	4,291,322
1,255,000	Dutchess County, NY Local Devel. Corp. (Health Quest System/PHCtr/NDH/VBHosp Obligated Group)[1]	5.000		07/01/2030	1,432,771
1,195,000	Dutchess County, NY Local Devel. Corp. (Health Quest System/PHCtr/NDH/VBHosp Obligated Group)[1]	5.000		07/01/2044	1,299,228
11,575,000	Dutchess County, NY Local Devel. Corp. (Health Quest Systems/PHCtr/NDH/VBHosp Obligated Group)[1]	5.000		07/01/2046	12,511,070
650,000	Dutchess County, NY Local Devel. Corp. (HQS/VBHosp/NDH/PHCtr Obligated Group)[1]	5.750		07/01/2040	713,784
2,715,000	Dutchess County, NY Local Devel. Corp. (HQS/VBHosp/NDH/PHCtr Obligated Group)[1]	5.000		07/01/2035	2,986,473
1,000,000	Dutchess County, NY Water & Wastewater Authority	5.392	[2]	06/01/2027	753,490
1,875,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)[1]	6.750		03/01/2030	1,876,856
2,560,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500		08/01/2033	2,564,864
2,380,000	Elmira, NY Hsg. Authority (Eastgate Apartments)[1]	6.250		06/01/2044	2,472,939

27        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$10,000,000	Erie County, NY IDA (Buffalo City School District)[1]	5.000%		05/01/2030	$11,794,900
7,050,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875		06/01/2035	7,085,884
2,730,000	Erie County, NY IDA (Global Concepts Charter School)[1]	6.250		10/01/2037	2,819,817
715,000	Erie County, NY IDA (The Episcopal Church Home)[1]	6.000		02/01/2028	716,058
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.645	[2]	06/01/2060	3,133,440
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.190	[2]	06/01/2055	1,369,815
1,410,000	Essex County, NY IDA (International Paper Company)[1]	4.600		03/01/2027	1,411,015
1,500,000	Essex County, NY IDA (International Paper Company)[1]	6.625		09/01/2032	1,586,055
1,100,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300		06/01/2035	1,101,584
410,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	410,783
800,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	801,792
1,235,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	1,237,458
260,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	260,559
900,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	901,791
300,000	Franklin County, NY Solid Waste Management Authority[1]	5.000		06/01/2025	322,203
55,000	Genesee County, NY IDA (United Memorial Medical Center)[1]	5.000		12/01/2032	55,031
100,000	Glens Falls, NY GO1	6.000		02/01/2040	105,345
1,500,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2034	1,610,475
1,700,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2029	1,864,645
1,250,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2039	1,329,500
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2044	1,060,270
34,450,000	Hudson Yards, NY Infrastructure Corp.[1]	5.750		02/15/2047	38,953,993
14,275,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2047	14,323,678
10,370,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2047	10,405,362
14,530,000	L.I., NY Power Authority, Series A1	5.000		09/01/2044	15,922,846
12,315,000	L.I., NY Power Authority, Series A1	5.000		09/01/2039	13,547,485
10,475,000	L.I., NY Power Authority, Series A1	5.750		04/01/2039	11,231,400
29,735,000	L.I., NY Power Authority, Series A1	5.000		09/01/2037	32,392,120
20,000,000	L.I., NY Power Authority, Series A1	5.000		09/01/2042	21,647,200
3,400,000	L.I., NY Power Authority, Series A1	5.000		05/01/2036	3,726,638
1,900,000	L.I., NY Power Authority, Series B1	5.750		04/01/2033	2,085,516
8,050,000	L.I., NY Power Authority, Series B1	5.000		09/01/2041	9,011,894
6,280,000	L.I., NY Power Authority, Series B1	5.000		09/01/2035	7,101,864
3,750,000	L.I., NY Power Authority, Series B1	5.000		09/01/2036	4,230,862
455,000	Lockport City, NY GO1	5.000		10/15/2021	494,544
435,000	Lockport City, NY GO1	5.000		10/15/2020	467,821
480,000	Lockport City, NY GO1	5.000		10/15/2022	525,298
530,000	Lockport City, NY GO1	5.000		10/15/2024	580,037
505,000	Lockport City, NY GO1	5.000		10/15/2023	554,748

28        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$100,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000%		06/01/2033	$105,239
5,300,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000		06/01/2040	5,577,667
2,315,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)[1]	6.500		12/01/2042	2,329,584
1,500,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000		05/01/2031	1,732,920
1,000,000	Monroe County, NY IDA (Rochester Schools Modernization)[1]	5.000		05/01/2030	1,160,900
2,515,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.375		07/01/2032	2,507,405
3,660,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.500		07/01/2027	3,659,890
180,000	Monroe County, NY IDA (University of Rochester)[1]	5.000		07/01/2028	214,582
2,785,000	Monroe County, NY IDA (Volunteers of America)[1]	5.750		08/01/2028	2,673,433
195,000	Monroe County, NY IDA (Volunteers of America)[1]	5.700		08/01/2018	194,087
375,000	Monroe County, NY Industrial Devel. Corp. (Highland Hospital of Rochester)[1]	5.000		07/01/2034	415,770
890,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000		01/15/2038	979,080
850,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000		10/01/2026	931,447
1,840,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500		10/01/2041	2,009,004
500,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250		10/01/2031	549,695
2,010,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)[1]	5.000		12/01/2042	2,147,705
50,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)[1]	5.000		12/01/2037	53,949
850,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625		06/01/2026	949,560
960,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.500		06/01/2034	1,084,474
1,515,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2044	1,633,564
500,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2029	556,885
1,495,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2034	1,676,015
15,100,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[1]	5.750		08/15/2035	17,106,035
1,500,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)[1]	5.000		07/01/2032	1,751,865
1,000,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)[1]	5.000		07/01/2033	1,162,150
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.699	[2]	06/01/2061	1,924,000
1,218,573	Municipal Assistance Corp. for Troy, NY	5.740	[2]	01/15/2022	1,088,600
802,824	Municipal Assistance Corp. for Troy, NY	5.732	[2]	07/15/2021	724,589
6,475,000	Nassau County, NY GO1	5.000		04/01/2031	7,290,720
1,000,000	Nassau County, NY GO1	5.000		01/01/2038	1,106,840

29        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$7,045,000	Nassau County, NY GO1	5.000%		04/01/2032	$7,903,292
4,025,000	Nassau County, NY GO1	5.000		04/01/2030	4,546,036
285,000	Nassau County, NY IDA (ACDS)[1]	5.950		11/01/2022	281,457
110,000	Nassau County, NY IDA (ALIA-HH)[1]	7.125		06/01/2017	110,092
85,000	Nassau County, NY IDA (ALIA-HHS)[1]	7.125		06/01/2017	85,071
5,823,750	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	5,748,158
2,101,661	Nassau County, NY IDA (Amsterdam at Harborside)[4]	2.000		01/01/2049	351,608
2,710,000	Nassau County, NY IDA (CSMR)[1]	5.950		11/01/2022	2,676,315
300,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	5.950		11/01/2022	296,271
1,660,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.500		11/01/2037	1,660,647
335,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950		11/01/2022	330,836
530,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150		11/01/2022	529,004
285,000	Nassau County, NY IDA, Series A-A1	6.000		06/01/2021	285,023
350,000	Nassau County, NY IDA, Series A-C1	6.000		06/01/2021	350,028
385,000	Nassau County, NY IDA, Series A-D1	6.000		06/01/2021	385,031
300,000	Nassau County, NY Local Economic Assistance Corp. (CHSLI / SCOSMC / CHS / SANC / SAR / SJRNC / SJR / VMNRC / CHFTEH / VMHCS / CHHSB Obligated Group)[1]	5.000		07/01/2033	325,551
40,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.349	[2]	06/01/2060	122,400
105,975,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.219	[2]	06/01/2046	3,200,445
20,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.818	[2]	06/01/2046	661,400
1,055,215,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.644	[2]	06/01/2060	4,263,069
3,670,000	New Rochelle, NY IDA (Soundview Apartments)	5.375		04/01/2036	3,679,799
900,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	901,467
500,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2035	542,785
850,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2042	917,975
280,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.000		04/01/2021	311,959
1,570,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)[1]	7.375		12/15/2021	1,790,946
13,300,000	NY Convention Center (Hotel Unit)[1]	5.000		11/15/2046	14,882,301
5,290,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	5,290,212
19,230,000	NY Counties Tobacco Trust I1	6.625		06/01/2042	19,231,154
3,925,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	3,930,730
9,025,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	9,054,512
25,000	NY Counties Tobacco Trust III (TASC)[1]	6.000		06/01/2043	25,002
66,335,000	NY Counties Tobacco Trust IV	4.900	[2]	06/01/2050	5,728,027
608,700,000	NY Counties Tobacco Trust IV	5.822	[2]	06/01/2060	1,862,622
154,690,000	NY Counties Tobacco Trust IV	5.391	[2]	06/01/2055	5,313,601
7,000,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	6,617,100
643,195,000	NY Counties Tobacco Trust V	6.845	[2]	06/01/2055	6,438,382
1,790,900,000	NY Counties Tobacco Trust V	6.732	[2]	06/01/2060	5,712,971

30        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$253,390,000	NY Counties Tobacco Trust V	5.343%[2]	06/01/2050	$21,084,582
3,005,000	NY Counties Tobacco Trust VI1	6.450	06/01/2040	3,390,211
25,250,000	NY Counties Tobacco Trust VI1	5.625	06/01/2035	27,296,260
1,195,000	NY Counties Tobacco Trust VI1	6.250	06/01/2025	1,288,903
3,315,000	NY Counties Tobacco Trust VI1	6.000	06/01/2043	3,542,376
47,920,000	NY Counties Tobacco Trust VI1	5.750	06/01/2043	51,716,702
6,375,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2051	6,420,964
3,400,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2045	3,480,682
1,000,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2036	1,058,480
870,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2041	913,978
5,500,000	NY MTA[1]	5.250	11/15/2029	6,478,890
26,480,000	NY MTA[1]	5.000	11/15/2036	30,706,473
10,000,000	NY MTA[1]	5.000	11/15/2029	11,967,400
72,190,000	NY MTA Hudson Rail Yards[1]	5.000	11/15/2056	78,287,889
29,865,000	NY MTA Hudson Rail Yards[1]	5.000	11/15/2046	31,809,809
28,500,000	NY MTA Hudson Rail Yards[1]	5.000	11/15/2051	30,650,325
6,800,000	NY MTA, Series A1	5.250	11/15/2038	7,683,524
500,000	NY MTA, Series A1	5.000	11/15/2026	569,535
795,000	NY MTA, Series A1	5.000	11/15/2025	896,665
500,000	NY MTA, Series A1	5.000	11/15/2027	566,710
5,000,000	NY MTA, Series B1	5.000	11/15/2037	5,634,800
9,000,000	NY MTA, Series B1	5.250	11/15/2055	9,995,670
5,135,000	NY MTA, Series B1	5.250	11/15/2039	5,854,054
4,000,000	NY MTA, Series C1	5.000	11/15/2038	4,421,800
1,100,000	NY MTA, Series D1	5.250	11/15/2031	1,270,412
2,525,000	NY MTA, Series D1	5.000	11/15/2024	2,608,830
690,000	NY MTA, Series D1	5.250	11/15/2028	797,019
1,100,000	NY MTA, Series D1	5.250	11/15/2029	1,266,892
8,385,000	NY MTA, Series D1	5.000	11/15/2023	8,664,807
3,390,000	NY MTA, Series D1	5.000	11/15/2026	3,855,515
1,100,000	NY MTA, Series D1	5.250	11/15/2032	1,265,957
2,150,000	NY MTA, Series D1	5.000	11/15/2032	2,402,066
27,675,000	NY MTA, Series D1	5.000	11/15/2030	31,341,937
585,000	NY MTA, Series D1	5.250	11/15/2027	677,717
1,100,000	NY MTA, Series D1	5.250	11/15/2030	1,272,656
1,100,000	NY MTA, Series D1	5.250	11/15/2033	1,260,776
1,375,000	NY MTA, Series D1	5.250	11/15/2026	1,601,366
1,225,000	NY MTA, Series D1	5.250	11/15/2034	1,366,585
8,000,000	NY MTA, Series D-1[1]	5.000	11/01/2027	9,119,920
3,500,000	NY MTA, Series D-1[1]	5.000	11/01/2028	3,978,065
6,845,000	NY MTA, Series F1	5.000	11/15/2027	7,808,571
4,580,000	NY MTA, Series F1	5.000	11/15/2025	5,232,833
36,670,000	NY MTA, Series F1	5.000	11/15/2030	41,528,775
2,100,000	NY MTA, Series H1	5.000	11/15/2033	2,342,592
3,000,000	NY MTA, Series H1	5.000	11/15/2025	3,427,620
5,000,000	NY MTA, Series H1	5.000	11/15/2030	5,662,500
2,955,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2022	3,003,817
400,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2028	462,836
2,100,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2030	2,420,313

31        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$4,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000%		11/15/2046	$4,575,560
3,200,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2029	3,665,856
10,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2041	11,465,100
223,510,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2034	213,780,610
119,515,000	NY TSASC, Inc. (TFABs)[1]	5.125		06/01/2042	112,062,045
8,000,000	NY Utility Debt Securitization Authority[1]	5.000		12/15/2034	9,431,680
1,750,000	NY Utility Debt Securitization Authority[1]	5.000		12/15/2035	2,047,343
5,000,000	NY Utility Debt Securitization Authority[1]	5.000		12/15/2035	5,876,650
45,000	NYC GO1	6.250		12/15/2031	49,265
10,000,000	NYC GO1	5.000		06/01/2035	11,358,600
3,800,000	NYC GO1	5.000		08/01/2035	4,236,620
5,000,000	NYC GO1	5.000		08/01/2029	5,617,950
8,750,000	NYC GO1	5.000		03/01/2033	9,918,212
10,495,000	NYC GO1	5.000		06/01/2034	11,970,807
5,850,000	NYC GO1	5.000		12/01/2041	6,695,968
5,200,000	NYC GO1	5.000		12/01/2038	5,970,952
4,000,000	NYC GO1	5.000		08/01/2038	4,576,040
4,000,000	NYC GO1	5.000		08/01/2030	4,711,040
1,300,000	NYC GO1	5.000		08/01/2037	1,487,213
380,000	NYC GO	5.375		06/01/2032	381,273
230,000	NYC GO	5.250		06/01/2027	230,780
2,955,000	NYC GO1	5.500		04/01/2022	3,220,980
250,000	NYC GO1	5.250		09/01/2025	265,850
5,000	NYC GO1	7.750		08/15/2028	5,041
20,000,000	NYC GO5	5.250		03/01/2021	21,627,600
10,000,000	NYC GO5	5.000		10/01/2034	11,181,200
10,000	NYC GO1	5.500		11/15/2037	10,034
5,000	NYC GO1	5.320	[6]	01/15/2028	5,017
2,500,000	NYC GO1	5.000		10/01/2029	2,842,900
1,915,000	NYC GO1	5.000		10/01/2034	2,150,315
3,000,000	NYC GO1	5.000		08/01/2029	3,401,520
350,000	NYC GO1	5.000		10/01/2030	397,001
3,300,000	NYC GO1	5.000		10/01/2033	3,733,719
1,340,000	NYC GO1	5.000		05/15/2036	1,433,854
5,135,000	NYC GO1	5.000		10/01/2032	5,809,893
1,475,000	NYC GO Tender Option Bond Series 2015-XF2142 Trust[8]	18.483	[9]	5/15/2031	1,878,383
875,000	NYC GO Tender Option Bond Series 2015-XF2142-2 Trust[8]	18.498	[9]	5/15/2033	1,120,140
5,395,000	NYC GO Tender Option Bond Series 2015-XF2142-3 Trust[8]	13.380	[9]	5/15/2036	6,906,086
2,670,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2046	2,735,148
1,675,000	NYC HDC (Multifamily Hsg.)[1]	5.200		11/01/2035	1,694,514
1,215,000	NYC HDC (Multifamily Hsg.)[1]	5.350		05/01/2041	1,242,495
780,000	NYC HDC (Multifamily Hsg.)[1]	5.000		11/01/2030	790,928
8,035,000	NYC HDC (Multifamily Hsg.)[5]	5.200		11/01/2040	8,061,178
3,090,000	NYC HDC (Multifamily Hsg.)[5]	5.500		11/01/2034	3,260,779
2,840,000	NYC HDC (Multifamily Hsg.)[5]	5.550		11/01/2039	2,958,712
10,910,000	NYC HDC (Multifamily Hsg.)[5]	5.700		11/01/2046	11,363,617

32        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,000,000	NYC HDC (Multifamily Hsg.)[5]	5.125%	11/01/2032	$3,038,370
2,435,000	NYC HDC (Multifamily Hsg.)[5]	5.100	11/01/2027	2,450,631
5,100,000	NYC HDC (Multifamily Hsg.)[1]	5.150	11/01/2037	5,116,677
890,000	NYC HDC (Multifamily Hsg.)[1]	4.950	11/01/2039	914,030
25,000	NYC HDC (Multifamily Hsg.)[1]	5.550	11/01/2039	26,045
3,735,000	NYC HDC (Multifamily Hsg.)[1]	5.450	11/01/2040	3,773,919
5,140,000	NYC HDC (Multifamily Hsg.)[1]	5.350	11/01/2037	5,190,269
7,205,000	NYC HDC (Multifamily Hsg.)[1]	5.250	11/01/2045	7,229,713
27,680,000	NYC HDC (Multifamily Hsg.), Series B5	5.350	05/01/2049	27,781,482
840,000	NYC IDA (Allied Metal)[1]	7.125	12/01/2027	810,373
1,650,000	NYC IDA (Amboy Properties)[1]	6.750	06/01/2020	1,618,287
22,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200	10/01/2022	21,023,853
97,130,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.650	10/01/2028	79,791,324
153,620,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.750	10/01/2036	122,261,549
3,300,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375	08/01/2027	3,027,123
12,500,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375	08/01/2027	11,466,375
280,000	NYC IDA (Community Resource Center for the Developmentally Disabled)[1]	5.250	07/01/2022	265,980
3,100,000	NYC IDA (Comprehensive Care Management)[1]	6.125	11/01/2035	3,103,348
2,935,000	NYC IDA (Comprehensive Care Management)[1]	6.375	11/01/2028	2,939,432
1,370,000	NYC IDA (Comprehensive Care Management)[1]	6.000	05/01/2026	1,417,895
1,160,000	NYC IDA (Comprehensive Care Management)[1]	6.375	11/01/2028	1,161,694
5,685,000	NYC IDA (Cool Wind Ventilation)[1]	6.075	11/01/2027	5,327,243
220,000	NYC IDA (Cool Wind Ventilation)[1]	5.450	11/01/2017	219,058
195,000	NYC IDA (Cool Wind Ventilation)[1]	5.450	11/01/2017	194,165
240,000	NYC IDA (EIISFAC/SFUMP/YAI/AFSFBM/SNP Obligated Group)[1]	4.750	07/01/2020	233,525
1,920,000	NYC IDA (Gourmet Boutique)[1]	10.000	05/01/2021	1,525,152
7,290,000	NYC IDA (Guttmacher Institute)[1]	5.750	12/01/2036	7,191,877
500,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	500,820
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	1,972,070
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	9,548,147
12,870,000	NYC IDA (MediSys Health Network)[1]	6.250	03/15/2024	12,755,328
1,515,000	NYC IDA (Sahadi Fine Foods)[1]	6.750	11/01/2019	1,515,621
395,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	6.650	07/01/2023	395,028
1,000,000	NYC IDA (The Bank Street College)[1]	5.250	12/01/2030	1,001,440
325,000	NYC IDA (The Bank Street College)[1]	5.250	12/01/2021	325,708
8,500,000	NYC IDA (The Child School)[1]	7.550	06/01/2033	8,526,095
3,265,000	NYC IDA (Therapy & Learning Center)[1]	8.250	09/01/2031	3,265,229
5,000,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)[1]	5.000	07/01/2034	5,493,050
705,000	NYC IDA (World Casing Corp.)[1]	6.700	11/01/2019	694,940
18,110,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2046	18,240,754
16,500,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	18,272,430

33        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$6,800,000	NYC IDA (Yankee Stadium)[1,10]	2.476%	03/01/2022	$6,624,016
220,000	NYC IDA (Yankee Stadium)	5.000	03/01/2036	223,091
170,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2031	170,343
24,270,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.725	11/01/2037	23,977,061
4,825,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	5,101,135
7,525,000	NYC Municipal Water Finance Authority[1]	5.250	06/15/2040	8,106,607
8,950,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	9,900,579
7,185,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	8,185,224
900,000	NYC Municipal Water Finance Authority[1]	5.625	06/15/2027	959,985
50,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2037	52,820
665,000	NYC Municipal Water Finance Authority[1]	5.125	06/15/2030	699,194
285,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2037	297,953
31,750,000	NYC Municipal Water Finance Authority[5]	5.500	06/15/2043	35,758,365
7,405,000	NYC Municipal Water Finance Authority[1]	5.250	06/15/2044	8,343,065
15,440,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	17,779,623
21,570,000	NYC Municipal Water Finance Authority[5]	5.375	06/15/2043	24,191,377
5,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	5,696,050
700,000	NYC Transitional Finance Authority[1]	5.125	01/15/2034	744,604
15,000,000	NYC Transitional Finance Authority (Building Aid)[5]	5.250	07/15/2037	16,789,050
5,405,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	6,157,376
25,000,000	NYC Transitional Finance Authority (Building Aid)[5]	5.000	07/15/2037	28,367,750
2,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2036	2,507,175
5,065,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	5,733,732
1,700,000	NYC Transitional Finance Authority (Building Aid)[1]	5.500	01/15/2039	1,830,254
10,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2043	11,798,955
5,410,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2040	5,980,322
3,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2030	3,479,280
6,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	7,373,015
4,165,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2043	4,714,572
650,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2029	765,407
10,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2040	11,274,800
8,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	9,132,880
6,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2036	6,820,740
15,350,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2040	17,537,375
8,190,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2035	9,245,527
2,400,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	02/01/2030	2,693,736
15,000,000	NYC Transitional Finance Authority (Future Tax)[5]	5.000	05/01/2034	17,054,700
20,335,000	NYC Transitional Finance Authority (Future Tax)[5]	5.000	02/01/2030	23,299,352
5,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2032	5,844,300
2,388,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2040	2,720,481
3,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2038	3,445,350
9,850,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2036	11,365,028
5,695,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2041	6,407,160
12,745,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2040	14,602,966
7,575,000	NYC Transitional Finance Authority (Future Tax)[1]	5.500	11/01/2035	8,560,507
2,115,000	NYC Trust for Cultural Resources (Museum of Modern Art)[1]	4.000	04/01/2030	2,311,335
2,500,000	NYC Trust for Cultural Resources (Museum of Modern Art)[1]	4.000	04/01/2031	2,716,550

34        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$4,500,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000%	11/15/2045	$5,003,685
4,220,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2041	4,752,015
6,935,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2040	7,739,252
11,920,000	NYS DA (ALIA-PSCH)[1]	5.350	12/01/2035	11,532,838
5,100,000	NYS DA (ALIA-PSCH)[1]	4.800	12/01/2023	5,023,500
5,100,000	NYS DA (ALIA-PSCH)[1]	6.175	12/01/2031	4,978,569
850,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2028	939,054
430,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2030	473,783
430,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2029	474,363
850,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2027	941,103
1,010,000	NYS DA (Cabrini of Westchester)[1]	5.200	02/15/2041	1,044,653
260,000	NYS DA (Catholic Health System)[1]	5.000	07/01/2032	280,446
500,000	NYS DA (Catholic Health System)[1]	5.000	07/01/2032	539,320
25,000	NYS DA (City University)[1]	5.250	07/01/2030	29,439
1,115,000	NYS DA (Columbia University)[1]	5.000	07/01/2038	1,171,843
115,000	NYS DA (Columbia University)[1]	5.000	10/01/2045	147,338
300,000	NYS DA (Culinary Institute of America)[1]	5.000	07/01/2034	316,809
200,000	NYS DA (Fordham University)[1]	5.000	07/01/2030	226,696
285,000	NYS DA (Fordham University)[1]	5.000	07/01/2038	301,433
7,800,000	NYS DA (Fordham University)[1]	5.000	07/01/2038	8,172,606
150,000	NYS DA (Icahn School of Medicine at Mount Sinai)[1]	5.000	07/01/2034	166,308
2,800,000	NYS DA (Icahn School of Medicine at Mount Sinai)[1]	5.000	07/01/2040	3,059,196
5,500,000	NYS DA (Interagency Council)[1]	7.000	07/01/2035	6,505,455
3,000,000	NYS DA (Iona College)[1]	5.000	07/01/2032	3,189,510
3,490,000	NYS DA (Manhattan College)[1]	5.300	07/01/2037	3,553,099
150,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2037	150,610
860,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000	07/01/2029	898,537
1,000,000	NYS DA (New School University)[1]	5.750	07/01/2050	1,140,820
2,100,000	NYS DA (New School)[1]	5.000	07/01/2040	2,328,312
1,515,000	NYS DA (NSLIJ / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[1]	5.000	05/01/2033	1,703,648
11,500,000	NYS DA (NSLIJ / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[1]	5.250	05/01/2034	12,781,560
1,000,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2036	1,112,170
2,000,000	NYS DA (NYU Hospitals Center)[1]	5.625	07/01/2037	2,047,200
5,890,000	NYS DA (NYU)[1]	5.000	07/01/2045	6,590,027
10,000,000	NYS DA (NYU)[1]	5.000	07/01/2033	11,544,600
2,500,000	NYS DA (NYU)[1]	5.000	07/01/2035	2,855,225
500,000	NYS DA (Pratt Institute)[1]	5.000	07/01/2046	557,620
1,000,000	NYS DA (Pratt Institute)[1]	5.000	07/01/2034	1,110,060
39,540,000	NYS DA (Sales Tax)[5]	5.000	03/15/2033	46,337,241
39,995,000	NYS DA (Sales Tax)[5]	5.000	03/15/2033	46,870,459
10,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2034	11,710,000
20,735,000	NYS DA (Sales Tax)[1]	5.000	03/15/2032	23,839,030
1,525,000	NYS DA (School District Bond Financing Program), Series C1	7.500	04/01/2039	1,689,547

35        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,750,000	NYS DA (School District Bond Financing Program), Series C1	7.250%		10/01/2028	$1,931,265
2,645,000	NYS DA (School District Bond Financing Program), Series C1	7.375		10/01/2033	2,924,682
245,000	NYS DA (Siena College)[1]	5.125		07/01/2039	257,764
2,480,000	NYS DA (Special Surgery Hospital)[1]	6.000		08/15/2038	2,734,274
400,000	NYS DA (St. John’s University)[1]	5.000		07/01/2034	449,112
10,750,000	NYS DA (St. John’s University)[1]	5.000		07/01/2030	12,073,755
270,000	NYS DA (St. John’s University)[1]	5.000		07/01/2028	304,428
3,500,000	NYS DA (St. Joseph’s College)[1]	5.250		07/01/2035	3,700,270
43,400,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875		11/15/2041	47,085,528
14,230,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		02/15/2034	16,593,461
9,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		02/15/2039	10,324,530
12,995,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		02/15/2040	14,895,909
5,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2036	5,736,400
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2031	11,626,800
5,620,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		02/15/2034	6,361,109
23,435,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		02/15/2033	27,477,069
15,915,000	NYS DA (State Personal Income Tax Authority)[5]	5.000		03/15/2034	17,697,602
855,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2026	895,322
6,000,000	NYS DA (State University of New York)[1]	5.000		07/01/2038	6,286,620
3,000,000	NYS DA (State University of New York)[1]	5.000		07/01/2040	3,265,320
1,585,000	NYS DA (State University of New York)[1]	5.000		07/01/2035	1,735,242
5,240,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250		02/15/2035	5,668,946
4,395,000	NYS DA (The New School)[1]	5.000		07/01/2031	4,810,196
1,660,000	NYS DA (The New School)[1]	5.000		07/01/2036	1,847,862
2,490,000	NYS DA (The New School)[1]	5.000		07/01/2035	2,778,442
5,000,000	NYS DA (The New School)[1]	4.000		07/01/2043	5,020,500
2,905,000	NYS DA (The New School)[1]	5.000		07/01/2041	3,205,551
2,905,000	NYS DA (The New School)[1]	5.000		07/01/2037	3,220,919
4,375,000	NYS DA (Touro College and University System)[1]	5.500		01/01/2039	4,696,300
20,000	NYS DA (UCP-HCAS / Jawonio / FRC / CPW / UCPANYS / UCP Obligated Group)[1]	5.000		07/01/2034	20,055
1,000,000	NYS DA (University of Rochester)[1]	5.750	[6]	07/01/2039	1,083,450
11,695,000	NYS DA (Vassar College)[5]	5.000		07/01/2046	11,881,486
1,960,000	NYS DA (Yeshiva University)[1]	5.000		11/01/2031	1,865,156
615,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2034	669,409
1,150,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2038	1,251,741
1,145,000	NYS DA (Yeshiva University)[1]	5.000		11/01/2031	1,296,896
2,785,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2034	2,589,994
195,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2038	212,252
100,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2034	108,847
5,220,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2038	4,750,096
1,575,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		06/15/2035	1,844,026
1,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		06/15/2032	1,190,840
1,405,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		06/15/2037	1,471,766
8,340,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000		06/15/2034	8,747,409
2,000,000	NYS HFA (Affordable Hsg.)[1]	5.000		11/01/2042	2,064,300
150,000	NYS HFA (Affordable Hsg.)[1]	6.750		11/01/2038	163,221

36        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$600,000	NYS HFA (Affordable Hsg.)[1]	5.200%	11/01/2030	$613,122
2,365,000	NYS HFA (Affordable Hsg.)[1]	5.250	11/01/2038	2,384,464
1,080,000	NYS HFA (Affordable Hsg.)[1]	6.450	11/01/2029	1,168,344
10,220,000	NYS HFA (Affordable Hsg.)[5]	5.450	11/01/2045	10,313,605
415,000	NYS HFA (Children’s Rescue)[1]	7.625	05/01/2018	415,004
885,000	NYS HFA (Friendship)[1]	5.100	08/15/2041	885,619
995,000	NYS HFA (Golden Age Apartments)[1]	5.000	02/15/2037	995,667
150,000	NYS HFA (Highland Avenue Senior Apartments)[1]	5.000	02/15/2039	150,132
125,000	NYS HFA (Horizons at Wawayanda)[1]	5.150	11/01/2040	126,154
1,710,000	NYS HFA (Multifamily Hsg.)[1]	5.650	02/15/2034	1,712,155
2,080,000	NYS HFA (Multifamily Hsg.)[1]	5.375	02/15/2035	2,082,080
315,000	NYS HFA (State Personal Income Tax Authority)	5.000	03/15/2021	316,039
310,000	NYS HFA (Tiffany Gardens)[1]	5.125	08/15/2037	313,866
21,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	23,970,450
1,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000	11/15/2031	1,117,990
62,345,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[5]	5.625	01/15/2046	68,771,319
15,000,000	NYS Liberty Devel. Corp. (Bank of America Tower)[5]	5.125	01/15/2044	16,215,750
18,760,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250	10/01/2035	22,524,194
4,680,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.500	10/01/2037	5,784,059
2,199,995	NYS Liberty Devel. Corp. (National Sports Museum)[4]	6.125	02/15/2019	22
16,700,000	NYS Power Authority[1]	5.000	11/15/2047	17,175,616
3,250,000	NYS Thruway Authority[1]	5.000	01/01/2026	3,367,748
7,650,000	NYS Thruway Authority[1]	5.000	01/01/2032	8,578,557
3,000,000	NYS Thruway Authority[1]	5.250	01/01/2056	3,417,060
37,465,000	NYS Thruway Authority[1]	5.000	01/01/2046	41,437,414
25,000,000	NYS Thruway Authority[1]	5.000	01/01/2028	28,286,250
2,000,000	NYS Thruway Authority Highway & Bridge Trust Fund[1]	5.000	04/01/2029	2,277,640
5,625,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	4.000	07/01/2035	5,650,369
3,500,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	4.000	07/01/2036	3,506,755
60,225,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.250	01/01/2050	63,304,907
20,345,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2046	21,161,445
36,250,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2041	37,744,588
6,165,000	NYS UDC (Service Contract)[1]	5.000	01/01/2023	6,394,646
5,975,000	NYS UDC (Service Contract)[1]	5.000	01/01/2024	6,196,971
10,000,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2035	11,497,500
2,860,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2027	3,433,802
4,000,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2035	4,621,920
20,000,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2025	24,167,200
20,000,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2026	24,188,000
65,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)[1]	4.625	09/15/2030	60,548

37        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$830,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)[1]	5.000%	09/15/2035	$824,954
1,115,000	Onondaga County, NY IDA (Free Library)[1]	5.125	03/01/2037	1,133,353
1,185,000	Onondaga County, NY IDA (Free Library)[1]	5.125	03/01/2030	1,208,463
2,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375	07/01/2040	2,138,960
1,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.000	07/01/2032	1,063,170
3,465,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[1]	5.250	12/01/2041	3,872,345
1,435,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2042	1,501,641
1,320,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2037	1,385,947
2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375	12/01/2026	2,239,291
1,715,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375	12/01/2021	1,719,116
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2026	6,348,737
32,175,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	32,654,408
345,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	351,866
26,615,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	27,011,564
1,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000	12/01/2036	1,132,400
23,000,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	23,572,700
13,005,000	Port Authority NY/NJ, 147th Series[5]	4.750	10/15/2028	13,119,166
20,000,000	Port Authority NY/NJ, 147th Series[5]	5.000	10/15/2032	20,144,155
17,790,000	Port Authority NY/NJ, 147th Series[5]	5.000	10/15/2027	17,963,234
15,000,000	Port Authority NY/NJ, 151st Series[5]	6.000	09/15/2028	15,841,050
10,000,000	Port Authority NY/NJ, 151st Series[5]	5.750	03/15/2035	10,423,778
72,000,000	Port Authority NY/NJ, 151st Series[1]	5.750	03/15/2035	75,051,360
1,200,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	1,268,568
22,500,000	Port Authority NY/NJ, 152nd Series[5]	5.750	11/01/2030	23,785,650
101,940,000	Port Authority NY/NJ, 152nd Series[5]	5.250	11/01/2035	106,040,910
15,300,000	Port Authority NY/NJ, 161st Series[5]	5.000	10/15/2031	16,626,357
20,250,000	Port Authority NY/NJ, 163rd Series[5]	5.000	07/15/2039	22,056,673
21,515,000	Port Authority NY/NJ, 166th Series[5]	5.000	01/15/2041	23,785,165
15,000,000	Port Authority NY/NJ, 166th Series[5]	5.250	07/15/2036	16,708,500
2,720,000	Port Authority NY/NJ, 169th Series[1]	5.000	10/15/2036	2,919,512
400,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2034	435,752
11,000,000	Port Authority NY/NJ, 184th Series[1]	5.000	09/01/2032	12,675,850
8,340,000	Port Authority NY/NJ, 186th Series[1]	5.000	10/15/2033	9,355,395
9,170,000	Port Authority NY/NJ, 186th Series[1]	5.000	10/15/2034	10,239,589
10,000,000	Port Authority NY/NJ, 197th Series[1]	5.000	11/15/2041	11,145,600
5,550,000	Port Authority NY/NJ, 197th Series[1]	5.000	11/15/2036	6,225,047
7,000,000	Port Authority NY/NJ, 197th Series[1]	5.000	11/15/2035	7,876,260

38        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$28,000,000	Port Authority NY/NJ, 198th Series[1]	5.250%		11/15/2056	$31,956,400
13,715,000	Port Authority NY/NJ, Series 2014-XF0001[5]	5.250		05/01/2038	14,266,750
100,000	Poughkeepsie, NY GO1	4.400		06/01/2024	100,169
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	6.000		08/01/2032	2,760,978
2,525,000	Ramapo, NY Local Devel. Corp.[1]	5.000		03/15/2033	2,725,813
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375		12/01/2036	1,502,145
1,195,000	Rockland County, NY IDA (CRV/Rockland County Assoc. for the Learning Disabled Obligated Group)[1]	4.900		07/01/2021	1,194,916
486,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.595	[2]	08/15/2060	5,866,020
13,095,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	13,096,179
9,225,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	9,225,923
1,075,000	SONYMA, Series 196[1]	1.250		04/01/2019	1,062,938
1,095,000	SONYMA, Series 196[1]	1.350		10/01/2019	1,078,465
4,775,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.375		09/01/2041	5,347,236
1,510,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.000		09/01/2041	1,643,741
520,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000		09/01/2034	593,070
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1]	7.250		12/01/2029	3,925,744
1,355,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2031	1,510,730
540,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2036	609,660
1,280,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2030	1,430,106
205,000	Suffern, NY GO1	5.000		03/15/2020	219,399
21,405,000	Suffolk County, NY Economic Devel. Corp. (CHSLI / CHFTEH / SANC / SAR / SJRNC / SJR / VMNRC / VMHCS / CHHSB / CHS / SCOSMC Obligated Group)[1]	5.000		07/01/2028	23,299,128
3,670,000	Suffolk County, NY Economic Devel. Corp. (CHSLI / CHFTEH / SANC / SAR / SJRNC / SJR / VMNRC / VMHCS / CHHSB / CHS / SCOSMC Obligated Group)[1]	5.000		07/01/2028	4,177,451
810,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[1]	6.750		06/01/2027	809,344
4,200,000	Suffolk County, NY Economic Devel. Corp., Series A1	7.375		12/01/2040	4,315,752
245,000	Suffolk County, NY IDA (ACLD)[1]	6.000		12/01/2019	245,323
1,075,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	5.950		10/01/2021	1,085,449
845,000	Suffolk County, NY IDA (ALIA-Adelante)[1]	6.500		11/01/2037	845,955
1,470,000	Suffolk County, NY IDA (ALIA-DDI)[1]	5.950		10/01/2021	1,484,288
420,000	Suffolk County, NY IDA (ALIA-FREE)[1]	5.950		10/01/2021	424,082
315,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.000		10/01/2031	318,219
400,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950		11/01/2022	401,808
300,000	Suffolk County, NY IDA (ALIA-IGHL)1	5.950		10/01/2021	302,916
340,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950		11/01/2022	341,537
1,000,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	5.950		10/01/2021	1,009,720

39        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$325,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950%		11/01/2022	$326,469
35,000	Suffolk County, NY IDA (DDI)[1]	6.000		12/01/2019	35,046
80,000	Suffolk County, NY IDA (DDI)[1]	6.000		10/01/2020	80,534
75,000	Suffolk County, NY IDA (DDI)[1]	6.000		10/01/2020	75,500
130,000	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	117,549
1,065,000	Suffolk County, NY IDA (Huntington First Aid Squad)	6.650		11/01/2017	1,065,000
350,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000		10/01/2020	352,335
80,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000		12/01/2019	80,106
18,380,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1,3]	5.500		01/01/2023	18,310,524
115,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000		10/01/2020	115,767
540,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)[1]	6.000		12/01/2019	540,713
485,000	Suffolk County, NY IDA (WORCA)[1]	6.000		10/01/2020	488,235
119,295,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625	[6]	06/01/2044	122,118,713
9,130,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375		06/01/2028	9,072,664
287,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	7.996	[2]	06/01/2048	7,704,447
5,760,000	Sullivan County, NY Infrastructure (Adelaar)[1,3]	5.350		11/01/2049	5,022,778
13,865,000	Sullivan County, NY Infrastructure (Adelaar)[1,3]	5.350		11/01/2049	12,096,103
5,830,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	5,083,060
40,865,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	35,629,376
3,780,000	Sullivan County, NY Infrastructure (Adelaar)[1,3]	5.350		11/01/2049	3,297,029
8,000,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2035	8,694,400
5,750,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2033	6,304,070
1,280,000	Syracuse, NY IDA (James Square)[3]	2.552	[2]	08/01/2025	714,816
1,700,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)[1]	5.000		07/01/2038	1,714,127
2,425,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)[1]	5.000		07/01/2032	2,474,955
945,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.125		09/01/2040	1,029,568
22,465,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	24,528,860
185,000	Ulster County, NY Res Rec[1]	5.000		03/01/2020	185,451
666,344	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2044	710,229
6,245,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2030	6,800,680
1,700,000	Westchester County, NY Healthcare Corp., Series B1	5.125		11/01/2041	1,820,275
1,065,000	Westchester County, NY IDA (Clearview School)[1,3]	7.250		01/01/2035	1,067,609
2,165,000	Westchester County, NY Local Devel. Corp. (Sarah Lawrence College)[1]	4.000		06/01/2030	2,207,564
2,190,000	Westchester County, NY Local Devel. Corp. (Sarah Lawrence College)[1]	4.000		06/01/2031	2,219,149
1,500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)[1]	5.000		06/01/2030	1,501,980
12,395,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[1]	5.000		11/01/2046	12,980,168
22,325,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	22,056,877

40        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$3,080,000	White Plains, NY City School District[1]	5.000%		06/15/2019	$3,354,859
1,970,000	Yonkers, NY IDA (Hudson Scenic Studio)[1]	6.625		11/01/2019	1,946,084
1,275,000	Yonkers, NY IDA (Philipsburg Hall Associates)[1]	7.500		11/01/2030	1,177,654
5,100,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000		06/01/2041	5,654,166
295,000	Yonkers, NY Parking Authority[1]	6.000		06/15/2018	295,298
1,215,000	Yonkers, NY Parking Authority[1]	6.000		06/15/2024	1,170,823
					4,342,699,460

U.S. Possessions—26.5%
3,840,000	Guam Education Financing Foundation COP[1]	5.000		10/01/2023	4,291,200
1,830,000	Guam Education Financing Foundation COP[1]	5.000		10/01/2022	2,028,354
3,600,000	Guam Government Business Privilege[1]	5.000		01/01/2031	3,830,544
6,000,000	Guam Government Business Privilege[1]	5.000		01/01/2032	6,342,000
1,735,000	Guam Government Waterworks Authority & Wastewater System[1]	5.250		07/01/2025	1,996,152
345,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	358,438
1,230,000	Guam Power Authority, Series A1	5.000		10/01/2023	1,395,890
2,790,000	Guam Power Authority, Series A1	5.000		10/01/2030	3,093,580
1,560,000	Guam Power Authority, Series A1	5.000		10/01/2024	1,756,794
1,340,000	Northern Mariana Islands Commonwealth, Series A1	5.000		10/01/2022	1,279,754
27,060,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	22,983,140
6,745,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	5,876,514
13,115,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	12,695,582
1,580,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	1,198,778
1,950,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	1,474,395
10,000,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2024	7,711,400
15,350,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	11,647,887
80,800,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	61,805,536
52,635,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	40,071,025
49,000,000	Puerto Rico Aqueduct & Sewer Authority[14]	5.125		07/01/2047	49,177,380
55,825,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[6]	07/01/2024	44,638,228
3,519,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[2]	05/15/2057	72,685,522
68,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.664	[2]	05/15/2050	5,353,960
56,685,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	56,433,885
3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.372	[2]	05/15/2057	26,546,320
1,000,000	Puerto Rico Commonwealth GO4	6.000		07/01/2028	631,250
3,670,000	Puerto Rico Commonwealth GO4	6.000		07/01/2040	2,307,512
5,050,000	Puerto Rico Commonwealth GO4	6.500		07/01/2037	3,219,375
390,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	246,187
30,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2036	18,562,500
3,205,000	Puerto Rico Commonwealth GO4	5.625		07/01/2033	1,999,119
5,675,000	Puerto Rico Commonwealth GO4	6.500		07/01/2040	3,610,719
2,700,000	Puerto Rico Commonwealth GO4	6.000		07/01/2035	1,711,125
14,500,000	Puerto Rico Commonwealth GO4	5.250		07/01/2031	9,044,375
3,315,000	Puerto Rico Commonwealth GO11,15	5.125		07/01/2031	2,353,650
4,965,000	Puerto Rico Commonwealth GO4	5.250		07/01/2037	3,109,331
10,230,000	Puerto Rico Commonwealth GO4	5.250		07/01/2034	6,329,812
1,000,000	Puerto Rico Commonwealth GO4	5.500		07/01/2026	624,370
7,850,000	Puerto Rico Commonwealth GO11,15	5.500		07/01/2029	5,652,000

41        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$13,300,000	Puerto Rico Commonwealth GO4	5.125%	07/01/2031	$8,362,375
5,000,000	Puerto Rico Commonwealth GO4	5.750	07/01/2028	3,118,750
1,270,000	Puerto Rico Commonwealth GO1,14	6.000	07/01/2028	1,313,028
76,300,000	Puerto Rico Commonwealth GO4	5.500	07/01/2032	47,592,125
770,000	Puerto Rico Commonwealth GO4	5.875	07/01/2036	487,987
5,000,000	Puerto Rico Commonwealth GO4	5.375	07/01/2033	3,118,750
2,920,000	Puerto Rico Commonwealth GO4	5.250	07/01/2030	1,821,350
2,000,000	Puerto Rico Commonwealth GO4	5.000	07/01/2033	1,245,000
2,200,000	Puerto Rico Commonwealth GO4	5.250	07/01/2026	1,372,250
2,500,000	Puerto Rico Commonwealth GO4	5.250	07/01/2032	1,543,750
1,967,211	Puerto Rico Electric Power Authority	10.000	01/01/2021	1,541,275
1,866,384	Puerto Rico Electric Power Authority	10.000	07/01/2019	1,513,374
655,737	Puerto Rico Electric Power Authority	10.000	01/01/2022	512,678
1,967,211	Puerto Rico Electric Power Authority	10.000	07/01/2021	1,541,275
655,738	Puerto Rico Electric Power Authority	10.000	07/01/2022	512,679
1,866,385	Puerto Rico Electric Power Authority	10.000	07/01/2019	1,513,375
23,480,000	Puerto Rico Electric Power Authority, Series A7	7.000	07/01/2043	15,571,701
3,620,000	Puerto Rico Electric Power Authority, Series A7	7.000	07/01/2033	2,400,386
18,990,000	Puerto Rico Electric Power Authority, Series A7	6.750	07/01/2036	12,593,598
1,095,000	Puerto Rico Electric Power Authority, Series A7	5.000	07/01/2042	726,784
2,000,000	Puerto Rico Electric Power Authority, Series A7	5.000	07/01/2029	1,326,660
9,000,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2022	5,981,040
10,105,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2029	6,702,040
9,625,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2031	6,384,263
1,430,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2027	948,347
13,295,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.250	07/01/2028	8,818,175
20,170,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.250	07/01/2027	13,376,341
510,000	Puerto Rico Electric Power Authority, Series RR14	5.000	07/01/2024	515,753
6,885,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2037	4,568,817
6,320,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2032	4,192,688
3,700,000	Puerto Rico Electric Power Authority, Series WW7	5.000	07/01/2028	2,454,025
33,350,000	Puerto Rico Electric Power Authority, Series WW7	5.500	07/01/2038	22,126,058
7,000,000	Puerto Rico Electric Power Authority, Series XX7	5.250	07/01/2040	4,644,990
7,590,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2025	5,033,233
10,000,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2024	6,632,000
4,945,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	3,055,120
9,515,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2028	1,627,065
270,000	Puerto Rico Highway & Transportation Authority[4]	5.750	07/01/2020	46,170
8,980,000	Puerto Rico Highway & Transportation Authority, Series G4	5.000	07/01/2033	2,514,400
1,840,000	Puerto Rico Highway & Transportation Authority, Series G4	5.000	07/01/2042	515,200
1,120,000	Puerto Rico Highway & Transportation Authority, Series H4	5.450	07/01/2035	313,600
6,500,000	Puerto Rico Highway & Transportation Authority, Series K4	5.000	07/01/2027	1,820,000
1,145,000	Puerto Rico Highway & Transportation Authority, Series K4	5.000	07/01/2030	320,600

42        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$915,000	Puerto Rico Highway & Transportation Authority, Series L11,15	5.250%		07/01/2030	$537,562
2,600,000	Puerto Rico Highway & Transportation Authority, Series L1,14	5.250		07/01/2023	2,758,496
10,000	Puerto Rico Highway & Transportation Authority, Series M4	5.000		07/01/2046	10,210
78,610,000	Puerto Rico Highway & Transportation Authority, Series M4	5.000		07/01/2046	22,010,800
57,615,000	Puerto Rico Highway & Transportation Authority, Series N11,15	5.250		07/01/2039	33,848,812
3,190,000	Puerto Rico Highway & Transportation Authority, Series N1,14	5.250		07/01/2032	3,345,704
65,725,000	Puerto Rico Infrastructure[4,15]	5.728	[2]	07/01/2045	5,508,412
25,000,000	Puerto Rico Infrastructure[4,15]	5.797	[2]	07/01/2032	4,099,000
16,955,000	Puerto Rico Infrastructure[14]	5.646	[2]	07/01/2029	8,106,355
5,000,000	Puerto Rico Infrastructure[4]	6.000		12/15/2026	1,800,000
17,490,000	Puerto Rico Infrastructure[11]	5.000		07/01/2037	3,071,769
41,740,000	Puerto Rico Infrastructure[11]	5.000		07/01/2046	7,330,796
675,000	Puerto Rico Infrastructure[4]	5.000		07/01/2037	118,550
142,985,000	Puerto Rico Infrastructure[4]	5.000		07/01/2041	25,112,456
25,255,000	Puerto Rico Infrastructure[11]	5.000		07/01/2031	4,435,536
1,680,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	812,482
835,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		12/01/2021	834,992
875,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	779,021
1,200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	1,040,124
1,350,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	1,252,490
6,315,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.500		12/01/2031	5,859,373
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	5,351,363
3,280,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	3,122,035
650,000	Puerto Rico ITEMECF (International American University)[1]	5.000		10/01/2031	634,381
4,455,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	4,288,294
7,000,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750		06/01/2029	2,449,300
200,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	131,010
5,490,000	Puerto Rico ITEMECF (University Plaza)[1,14]	5.000		07/01/2033	5,588,381
4,990,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2025	2,053,734
8,000,000	Puerto Rico Public Buildings Authority[11]	6.500		07/01/2030	4,710,000
7,500,000	Puerto Rico Public Buildings Authority[11]	6.750		07/01/2036	4,378,125
850,000	Puerto Rico Public Buildings Authority[11]	5.500		07/01/2037	479,188
7,500,000	Puerto Rico Public Buildings Authority[11]	5.000		07/01/2037	4,115,625
18,585,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2029	10,384,369
121,570,000	Puerto Rico Public Buildings Authority[11]	5.250		07/01/2033	67,927,237
9,450,000	Puerto Rico Public Buildings Authority[4]	5.375		07/01/2033	5,315,625
1,500,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2021	875,625
7,500,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2031	4,378,125
2,110,000	Puerto Rico Public Buildings Authority[4]	5.625		07/01/2039	1,189,513
31,050,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2041	17,698,500

43        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$90,355,000	Puerto Rico Public Buildings Authority[11]	5.000%		07/01/2036	$49,582,306
11,810,000	Puerto Rico Public Finance Corp., Series B11	5.500		08/01/2031	944,800
8,205,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	3,979,425
3,130,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2024	1,471,100
15,265,000	Puerto Rico Sales Tax Financing Corp., Series A	7.886	[2]	08/01/2034	1,702,200
1,490,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2043	700,300
75,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	35,250
129,035,000	Puerto Rico Sales Tax Financing Corp., Series A14	6.567	[2]	08/01/2043	29,183,846
16,265,000	Puerto Rico Sales Tax Financing Corp., Series A14	6.658	[2]	08/01/2041	4,094,226
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A14	6.499	[2]	08/01/2042	7,220,100
291,445,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	207,162,020
9,370,000	Puerto Rico Sales Tax Financing Corp., Series A14	6.718	[2]	08/01/2045	1,868,847
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250		08/01/2043	4,700,000
9,985,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	4,692,950
39,470,000	Puerto Rico Sales Tax Financing Corp., Series C	6.750	[6]	08/01/2032	19,833,675
250,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	118,750
95,245,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	67,460,129
4,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375		08/01/2036	1,880,000
1,450,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	688,750
4,525,000	University of Puerto Rico	5.000		06/01/2026	2,052,721
7,280,000	University of Puerto Rico, Series P	5.000		06/01/2030	3,269,521
24,375,000	University of Puerto Rico, Series Q	5.000		06/01/2030	10,947,056
67,190,000	University of Puerto Rico, Series Q	5.000		06/01/2036	29,919,034
1,500,000	V.I. Public Finance Authority[1]	5.000		09/01/2033	1,606,620
2,180,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2032	2,286,798
2,280,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2032	1,902,204
10,680,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000		10/01/2029	11,499,156
590,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.000		10/01/2039	538,210
2,555,000	V.I. Public Finance Authority, Series A1	5.000		10/01/2032	2,684,998
5,000,000	V.I. Public Finance Authority, Series C1	5.000		10/01/2039	4,161,400
11,100,000	V.I. Tobacco Settlement Financing Corp.	7.296	[2]	05/15/2035	2,030,967
					1,476,353,387
Total Municipal Bonds and Notes (Cost $6,995,210,830)					5,819,052,847

Shares
Common Stocks—0.1%
1,401 CMS Liquidating Trust[12,13] (Cost $4,483,200)	3,817,515
Total Investments, at Value (Cost $6,999,694,030)—104.7%	5,822,870,362
Net Other Assets (Liabilities)—(4.7)	(260,989,449)

Net Assets—100.0%	$ 5,561,880,913

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

44        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Footnotes to Statement of Investments (Continued)

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement. See Note 4 of the accompanying Notes.

9. Represents the current interest rate for the inverse floating rate security. See Note 4 of the accompanying Notes.

10. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

11. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

12. Non-income producing security.

13. Received as a result of a corporate action.

14. Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation, Assured Guaranty Corporation or National Public Finance Guarantee.

15. Scheduled principal and interest payments are guaranteed by Financial Guaranty Insurance Corporation.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
AFSFBM	Advocates for Services for the Blind Multihandicapped
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
CathHS	Catholic Health System
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHHSB	Catholic Home Health Services of Broward
CHS	Catholic Health Services
CHSLI	Catholic Health Services of Long Island
COP	Certificates of Participation
CPW	Cerebral Palsy of Westchester
CRV	Crystal Run Village
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
EIISFAC	Eden II School for Austic Children
FHH	Forest Hills Hospital
FrankHosp	Franklin Hospital
FRC	Franziska Racker Centers
FREE	Family Residences and Essential Enterprises
GCH	Glen Cove Hospital
GO	General Obligation

45        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HH	Harmony Heights, Inc.
HHA	Huntington Hospital Association
HHS	Harmony Heights School
HQS	Health Quest System
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KMHosp	Kenmore Mercy Hospital
L.I.	Long Island
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlthcare	Northwell Healthcare
NSLIJ	North Shore Long Island Jewish
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
Res Rec	Resource Recovery Facility
SANC	St. Anne’s Nursing Center
SAR	St. Anne’s Residence
SCOSMC	St. Catherine of Siena Medical Center
SFUMP	Services for the Underserved - MR Programs
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
SJR	St. Joseph Residence
SJRNC	St. John’s Rehabilitation and Nursing Center
SNP	Special Needs Program
SOCHOB	Sisters of Charity Hospital of Buffalo
SONYMA	State of New York Mortgage Agency
SUNY	State University of New York
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UCP	United Creative Program
UCP-HCAS	United Cerebral Palsy and Handicapped Children’s Association of Syracuse
UCPANYS	United Cerebral Palsy Association of New York State
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UDC	Urban Development Corporation
V.I.	United States Virgin Islands
VBHosp	Vassar Brothers Hospital
VMHCS	Villa Maria Health Care Services

46        OPPENHEIMER ROCHESTER FUND MUNICIPALS

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

VMNRC	Villa Marina Nursing & Rehabilitation Center
WORCA	Working Organization for Retarded Children and Adults
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value unaffiliated companies (cost $6,999,694,030)—see accompanying statement of investments	$5,822,870,362

Cash	793,325
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	287,068,270
Interest	84,804,143
Shares of beneficial interest sold	9,407,880
Other	1,368,073

Total assets	6,206,312,053

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	436,495,000
Payable for borrowings (See Note 9)	150,400,000
Investments purchased (including $23,405,000 purchased on a when-issued or delayed delivery basis)	29,902,858
Shares of beneficial interest redeemed	20,818,911
Dividends	4,174,477
Trustees’ compensation	1,252,777
Distribution and service plan fees	743,574
Interest expense on borrowings	110,740
Shareholder communications	16,771
Other	516,032

Total liabilities	644,431,140

Net Assets	$5,561,880,913

Composition of Net Assets
Paid-in capital	$7,316,397,084
Accumulated net investment income	39,743,700
Accumulated net realized loss on investments	(617,436,203)

Net unrealized depreciation on investments	(1,176,823,668)

Net Assets	$5,561,880,913

48        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $4,425,325,963 and 301,480,634 shares of beneficial interest outstanding)	$14.68

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$15.41

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,023,564 and 615,591 shares of beneficial interest outstanding)	$14.66

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $865,058,734 and 59,079,039 shares of beneficial interest outstanding)	$14.64

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $262,472,652 and 17,878,069 shares of beneficial interest outstanding)	$14.68

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income
Interest	$342,163,012

Expenses
Management fees	26,401,079

Distribution and service plan fees:
Class A	6,671,216
Class B	136,287
Class C	8,737,923

Transfer and shareholder servicing agent fees:
Class A	4,553,316
Class B	13,642
Class C	874,596
Class Y	237,575

Shareholder communications:
Class A	41,357
Class B	150
Class C	14,978
Class Y	4,130

Interest expense and fees on short-term floating rate notes issued (See Note 4)	5,119,163

Legal, auditing and other professional fees	4,797,028

Borrowing fees	4,252,628

Interest expense on borrowings	254,596

Trustees’ compensation	100,073

Custodian fees and expenses	37,200

Other	213,932

Total expenses	62,460,869

Net Investment Income	279,702,143

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(33,996,401)

Net change in unrealized appreciation/depreciation on investments	79,589,666

Net Increase in Net Assets Resulting from Operations	$325,295,408

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015

Operations
Net investment income	$279,702,143	$374,055,631

Net realized loss	(33,996,401)	(25,362,096)

Net change in unrealized appreciation/depreciation	79,589,666	(249,868,936)

Net increase in net assets resulting from operations	325,295,408	98,824,599

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(268,272,685)	(307,181,492)
Class B	(706,914)	(1,383,497)
Class C	(44,130,555)	(49,392,987)
Class Y	(14,238,706)	(14,964,123)

	(327,348,860)	(372,922,099)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(38,383,720)	(310,674,672)
Class B	(10,119,282)	(11,974,251)
Class C	24,413,940	(26,306,104)
Class Y	51,561,981	(8,618,343)

	27,472,919	(357,573,370)

Net Assets
Total increase (decrease)	25,419,467	(631,670,870)

Beginning of period	5,536,461,446	6,168,132,316

End of period (including accumulated net investment income of $39,743,700 and $97,894,457, respectively)	$5,561,880,913	$5,536,461,446

See accompanying Notes to Financial Statements.

51        OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF CASH FLOWS For the Year Ended December 31, 2016

Cash Flows from Operating Activities
Net increase in net assets from operations	$325,295,408

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Purchase of investment securities	(2,014,742,794)
Proceeds from disposition of investment securities	2,157,367,543
Short-term investment securities, net	(17,593,165)
Premium amortization	37,012,971
Discount accretion	(75,093,903)
Net realized loss on investments	33,996,401
Net change in unrealized appreciation/depreciation on investments	(79,589,666)
Change in assets:
Increase in other assets	(308,162)
Decrease in interest receivable	18,459,146
Increase in receivable for securities sold	(271,351,347)
Change in liabilities:
Increase in other liabilities	292,221
Increase in payable for securities purchased	29,902,858

Net cash provided by operating activities	143,647,511

Cash Flows from Financing Activities
Proceeds from borrowings	582,700,000
Payments on borrowings	(432,300,000)
Payments on short-term floating rate notes issued	(16,090,000)
Proceeds from shares sold	729,502,064
Payments on shares redeemed	(996,153,624)
Cash distributions paid	(57,559,240)

Net cash used in financing activities	(189,900,800)

Net decrease in cash	(46,253,289)

Cash, beginning balance	47,046,614

Cash, ending balance	$793,325

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $270,781,487.

Cash paid for interest on borrowings—$143,856.

Cash paid for interest on short-term floating rate notes issued—$5,119,163.

See accompanying Notes to Financial Statements.

52        OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.68	$15.35	$14.29	$17.02	$15.98

Income (loss) from investment operations:
Net investment income[1]	0.76	0.97	1.02	0.97	0.95
Net realized and unrealized gain (loss)	0.12	(0.68)	1.00	(2.75)	1.08

Total from investment operations	0.88	0.29	2.02	(1.78)	2.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.88)	(0.96)	(0.96)	(0.95)	(0.99)

Net asset value, end of period	$14.68	$14.68	$15.35	$14.29	$17.02

Total Return, at Net Asset Value[2]	6.06%	1.94%	14.43%	(10.84)%	12.94%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$4,425	$4,464	$4,996	$4,948	$6,725

Average net assets (in millions)	$4,553	$4,794	$5,066	$6,159	$6,537

Ratios to average net assets:[3]
Net investment income	5.05%	6.42%	6.73%	6.05%	5.67%
Expenses excluding specific expenses listed below	0.80%	0.73%	0.72%	0.72%	0.67%
Interest and fees from borrowings	0.08%	0.06%	0.05%	0.04%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.09%	0.07%	0.20%	0.11%	0.14%

Total expenses	0.97%	0.86%	0.97%	0.87%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.86%	0.97%	0.87%[5]	0.86%[5]

Portfolio turnover rate	33%	13%	8%	15%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

53        OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.66	$15.33	$14.28	$17.00	$15.96

Income (loss) from investment operations:
Net investment income[1]	0.65	0.84	0.89	0.82	0.80
Net realized and unrealized gain (loss)	0.10	(0.68)	0.99	(2.73)	1.07

Total from investment operations	0.75	0.16	1.88	(1.91)	1.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.75)	(0.83)	(0.83)	(0.81)	(0.83)

Net asset value, end of period	$14.66	$14.66	$15.33	$14.28	$17.00

Total Return, at Net Asset Value[2]	5.17%	1.08%	13.41%	(11.59)%	11.91%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$9	$19	$32	$46	$94

Average net assets (in millions)	$14	$25	$38	$68	$115

Ratios to average net assets:[3]
Net investment income	4.30%	5.57%	5.89%	5.09%	4.76%
Expenses excluding specific expenses listed below	1.65%	1.59%	1.58%	1.62%	1.61%
Interest and fees from borrowings	0.08%	0.06%	0.05%	0.04%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.09%	0.07%	0.20%	0.11%	0.14%

Total expenses	1.82%	1.72%	1.83%	1.77%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.72%	1.83%	1.77%[5]	1.80%[5]

Portfolio turnover rate	33%	13%	8%	15%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

54        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Class C	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.64	$15.32	$14.26	$16.99	$15.95

Income (loss) from investment operations:
Net investment income[1]	0.63	0.84	0.89	0.83	0.81
Net realized and unrealized gain (loss)	0.12	(0.69)	1.00	(2.75)	1.07

Total from investment operations	0.75	0.15	1.89	(1.92)	1.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.75)	(0.83)	(0.83)	(0.81)	(0.84)

Net asset value, end of period	$14.64	$14.64	$15.32	$14.26	$16.99

Total Return, at Net Asset Value[2]	5.18%	1.02%	13.50%	(11.63)%	12.00%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$865	$841	$909	$868	$1,223

Average net assets (in millions)	$875	$887	$903	$1,096	$1,167

Ratios to average net assets:[3]
Net investment income	4.19%	5.57%	5.88%	5.18%	4.79%
Expenses excluding specific expenses listed below	1.66%	1.58%	1.57%	1.59%	1.54%
Interest and fees from borrowings	0.08%	0.06%	0.05%	0.04%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.09%	0.07%	0.20%	0.11%	0.14%

Total expenses	1.83%	1.71%	1.82%	1.74%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.71%	1.82%	1.74%[5]	1.73%[5]

Portfolio turnover rate	33%	13%	8%	15%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

55        OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.68	$15.35	$14.29	$17.02	$15.98

Income (loss) from investment operations:
Net investment income[1]	0.77	0.99	1.04	0.99	0.97
Net realized and unrealized gain (loss)	0.13	(0.68)	1.00	(2.75)	1.08

Total from investment operations	0.90	0.31	2.04	(1.76)	2.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.90)	(0.98)	(0.98)	(0.97)	(1.01)

Net asset value, end of period	$14.68	$14.68	$15.35	$14.29	$17.02

Total Return, at Net Asset Value[2]	6.22%	2.09%	14.60%	(10.72)%	13.10%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$263	$212	$231	$168	$200

Average net assets (in millions)	$238	$229	$205	$198	$179

Ratios to average net assets:[3]
Net investment income	5.17%	6.57%	6.87%	6.21%	5.78%
Expenses excluding specific expenses listed below	0.66%	0.58%	0.57%	0.59%	0.54%
Interest and fees from borrowings	0.08%	0.06%	0.05%	0.04%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.09%	0.07%	0.20%	0.11%	0.14%

Total expenses	0.83%	0.71%	0.82%	0.74%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.71%	0.82%	0.74%[5]	0.73%[5]

Portfolio turnover rate	33%	13%	8%	15%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

56        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Rochester Fund Municipals (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

57        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

58        OPPENHEIMER ROCHESTER FUND MUNICIPALS

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$88,789,461	$—	$622,920,254	$1,174,888,089

1. At period end, the Fund had $622,920,254 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$324,022,087

No expiration	298,898,167

Total	$622,920,254

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $7,914,365 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $443,946,792 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$443,604,565	$10,504,040	$454,108,605

The tax character of distributions paid during the reporting periods:

59        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Exempt-interest dividends	$323,479,200	$370,910,375
Ordinary income	3,869,660	2,011,724

Total	$327,348,860	$372,922,099

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,549,563,044[1]

Gross unrealized appreciation	$178,048,829
Gross unrealized depreciation	(1,352,936,918)

Net unrealized depreciation	$(1,174,888,089)

1. The Federal tax cost of securities does not include cost of $448,195,407, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

60        OPPENHEIMER ROCHESTER FUND MUNICIPALS

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair

61        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

62        OPPENHEIMER ROCHESTER FUND MUNICIPALS

3. Securities Valuation (Continued)

with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$4,342,699,438	$22	$4,342,699,460
U.S. Possessions	—	1,469,218,731	7,134,656	1,476,353,387
Common Stock	—	—	3,817,515	3,817,515

Total Assets	$—	$5,811,918,169	$10,952,193	$5,822,870,362

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

63        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage,

64        OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure

65        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

under such agreements is estimated at $177,925,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $756,033,013 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $436,495,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$2,500,000	NYC GO Tender Option Bond Series 2015 XF-2040 Trust[3]	13.270%	10/1/34	$3,681,200
5,000,000	NYC GO Tender Option Bond Series 2015-XF2103 Trust	14.137	3/1/21	6,627,600
1,225,000	NYC HDC, Series B-1 Tender Option Bond Series 2014-XF0008-2 Trust	7.420	11/1/27	1,240,631
1,500,000	NYC HDC, Series B-1 Tender Option Bond Series 2014-XF0008-3 Trust	7.500	11/1/32	1,538,370
710,000	NYC HDC, Series C-1 Tender Option Bond Series 2014-XF0009-2 Trust	15.330	11/1/39	828,712
2,730,000	NYC HDC, Series C-1 Tender Option Bond Series 2014-XF0009-3 Trust	15.840	11/1/46	3,183,617
775,000	NYC HDC, Series C-1 Tender Option Bond Series 2015-XF0009 Trust	15.110	11/1/34	945,779
4,015,000	NYC HDC, Series J-2-C Tender Option Bond Series 2014-XF0008-7 Trust	7.640	11/1/40	4,041,178
10,560,000	NYC Hsg. Devel. Corp. (Multifamily Hsg.) Tender Option Bond Series 2015-XF2133 Trust[3]	9.950	5/1/49	10,661,482
7,935,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF0238 Trust	20.411	6/15/43	11,943,365
5,395,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF2141 Trust[3]	14.565	6/15/43	8,016,377
3,750,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2015-XF2156 Trust[3]	14.250	7/15/37	5,539,050
6,250,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2015-XF2157 Trust[3]	13.380	7/15/37	9,617,750
7,500,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2038 Trust[3]	7.305	5/1/34	9,554,700

66        OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$10,170,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2039 Trust[3]	7.304%	2/1/30	$13,134,352
19,770,000	NYS DA (Sales Tax) Tender Option Bond Series 2016-XF0529-1 Trust	7.340	3/15/33	26,787,164
19,995,000	NYS DA (Sales Tax) Tender Option Bond Series 2016-XF0529-2 Trust	7.341	3/15/35	26,650,536
5,265,000	NYS DA (Vassar College) Tender Option Bond Series 2015-XF0007 Trust	7.860	7/1/46	5,451,486
3,980,000	NYS DA Tender Option Bond Series 2015-XF2042 Trust[3]	13.266	3/15/34	5,762,602
3,410,000	NYS HFA Tender Option Bond Series 2015-XF2134 Trust[3]	11.300	11/1/45	3,503,605
15,585,000	NYS Liberty Devel. Corp. (One Bryant Park) Tender Option Bond Series 2015-XF2107 Trust	15.440	1/15/46	22,011,319
7,500,000	NYS Liberty Devel. Corp. Tender Option Bond Series 2015-XF2153 Trust[3]	7.540	1/15/44	8,715,750
3,750,000	Port Authority NY/NJ Tender Option Bond Series 2015-XF2138 Trust[3]	16.790	9/15/28	4,591,050
10,755,000	Port Authority NY/NJ Tender Option Bond Series 2016-XF2211 Trust	7.306	1/15/41	13,025,165
4,895,000	Port Authority NY/NJ, 11588th Series Tender Option Bond Series 2015-XF2123 Trust[3]	12.230	10/15/27	5,068,234
3,580,000	Port Authority NY/NJ, 11588th Series Tender Option Bond Series 2015-XF2123-2 Trust[3]	11.430	10/15/28	3,694,166
5,500,000	Port Authority NY/NJ, 11588th Series Tender Option Bond Series 2015-XF2123-3 Trust[3]	12.230	10/15/32	5,644,155
3,335,000	Port Authority NY/NJ, 151st Series Tender Option Bond Series 2015-XF0010 Trust	12.230	3/15/35	3,758,778
6,860,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF0001 Trust	7.700	5/1/38	7,411,750
20,000,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF0002 Trust	9.490	11/1/35	21,609,200
7,500,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF0031 Trust	12.270	11/1/30	8,785,650
28,970,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF2106 Trust	8.180	11/1/35	31,461,710
5,060,000	Port Authority NY/NJ, 163rd Series Tender Option Bond Series 2015-XF0237 Trust	18.391	7/15/39	6,866,673
7,500,000	Port Authority NY/NJ, 3249th Series Tender Option Bond Series 2015 XF-2025 Trust[3]	7.739	7/15/36	9,208,500
7,650,000	Port Authority NY/NJ, 3264th Series Tender Option Bond Series 2015 XF-2028 Trust[3]	7.305	10/15/31	8,976,357

				$319,538,013

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

67        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $436,495,000 or 7.03% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$23,405,000
Sold securities	287,068,270

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets

68        OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$540,199,801
Market Value	$226,067,862
Market Value as % of Net Assets	4.06%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $124,481,146, representing 2.24% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt

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NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	32,609,260	$488,012,681	30,284,906	$456,570,589
Dividends and/or distributions reinvested	14,877,203	222,477,679	17,408,809	261,750,892
Redeemed	(50,179,906)	(748,874,080)	(68,990,606)	(1,028,996,153)

Net decrease	(2,693,443)	$(38,383,720)	(21,296,891)	$(310,674,672)

Class B
Sold	1,947	$28,895	35,913	$547,853
Dividends and/or distributions reinvested	40,206	599,082	77,461	1,165,933
Redeemed	(719,461)	(10,747,259)	(909,532)	(13,688,037)

Net decrease	(677,308)	$(10,119,282)	(796,158)	$(11,974,251)

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6. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class C
Sold	9,510,478	$141,984,218	7,594,780	$114,015,217
Dividends and/or distributions reinvested	2,418,747	36,083,308	2,890,975	43,361,307
Redeemed	(10,319,080)	(153,653,586)	(12,344,454)	(183,682,628)

Net increase (decrease)	1,610,145	$24,413,940	(1,858,699)	$(26,306,104)

Class Y
Sold	7,063,145	$105,551,760	6,111,935	$91,706,694
Dividends and/or distributions reinvested	776,657	11,621,418	879,218	13,215,360
Redeemed	(4,392,166)	(65,611,197)	(7,615,576)	(113,540,397)

Net increase (decrease)	3,447,636	$51,561,981	(624,423)	$(8,618,343)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,014,742,794	$2,157,367,543

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

The Fund’s effective management fee for the reporting period was 0.46% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and

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NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,541
Payments Made to Retired Trustees	186,004
Accumulated Liability as of December 31, 2016	725,127

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for

Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”)

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8. Fees and Other Transactions with Affiliates (Continued)

for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

December 31, 2016	$685,852	$159,630	$16,862	$67,611

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in

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NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.8270% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.8270%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$30,786,885
Average Daily Interest Rate	0.735%
Fees Paid	$2,910,141
Interest Paid	$143,856

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to

74        OPPENHEIMER ROCHESTER FUND MUNICIPALS

9. Borrowings and Other Financing (Continued)

repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$1,409,409

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”),

75        OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

76        OPPENHEIMER ROCHESTER FUND MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Fund Municipals:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Fund Municipals, including the statement of investments, as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Fund Municipals as of December 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

March 1, 2017

77        OPPENHEIMER ROCHESTER FUND MUNICIPALS

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2016 are eligible for the corporate dividend-received deduction. 98.82% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (62.4%), Puerto Rico (36.4%), Guam (0.2%), Virgin Islands (0.3%); Northern Mariana Isles (0.7%).

During 2016, 18.8488% of this tax-exempt income was derived from “private activity bonds”. These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

78        OPPENHEIMER ROCHESTER FUND MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

79        OPPENHEIMER ROCHESTER FUND MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni New York long category. The Board noted that the Fund’s one-year, three-year and ten-year performance was below its category median although its five-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni New York long funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were higher than its peer group median and category median. The Board also noted that the Fund’s total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

80        OPPENHEIMER ROCHESTER FUND MUNICIPALS

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

81        OPPENHEIMER ROCHESTER FUND MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), and Trustee (since 2001) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 56 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2012) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee/Advisory Board Member (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999- 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth Mossow, Vice President (since 2013) Year of Birth: 1978	Vice President and Portfolio Manager of the Sub-Adviser (Since January 2016) and Assistant Vice President of the Sub-Adviser (from January 2011 to January 2016). Associate Portfolio Manager (from June 2013 to January 2016). She was a Portfolio Research Analyst of the Sub-Adviser (from June 2011 to June 2013) and was a Credit Analyst of the Sub-Adviser (from May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (from September 2006 to May 2007) and was an Analyst/Trading Assistant at The Baupost Group (from August 2000 to March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993). An officer for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since1999) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER FUND MUNICIPALS

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct,SM our electronic document delivery service

● Your transactions with us, our affiliates or others

● Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the   features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to
account information and transactions or call us at 800.CALL
OPP (800.225.5677) for 24-hr automated information and
automated transactions. Representatives also available
Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0365.001.1216 February 22, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $59,100 in fiscal 2016 and $53,300 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,025 in fiscal 2016 and $2,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $232,185 in fiscal 2016 and $467,159 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $645,284 in fiscal 2016 and $720,026 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $879,494 in fiscal 2016 and $1,189,685 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Fund Municipals

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/17/2017